File No. 33-36265
                                                               File No. 811-6151


   As Filed with the Securities and Exchange Commission on February 28, 1996.


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                    FORM N-1A
                                     ------

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          / X /

                      Pre-Effective Amendment No. ___                 /   /


                      Post-Effective Amendment No. 5                  / X /


                                     and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ______

                                                                      / X /


                      Amendment No. 6                                 / X /


                        (Check appropriate box or boxes)

                               PIONEER EUROPE FUND
               (Exact name of registrant as specified in charter)

                  60 State Street, Boston, Massachusetts 02109
                (Address of principal executive office) Zip Code

                                 (617) 742-7825
              (Registrant's Telephone Number, including Area Code)

        Joseph P. Barri, Hale and Dorr, 60 State Street, Boston, MA 02109
                     (Name and address of agent for service)

 It is proposed that this filing will become effective (check appropriate box):


     ____          immediately upon filing pursuant to paragraph (b)
     _X__          on February 28, 1996 pursuant to paragraph (b)
     ____          60 days after filing pursuant to paragraph (a)(1)
     ____          on [date] pursuant to paragraph (a)(1)
     ____          75 days after filing pursuant to paragraph (a)(2)
     ____          on [date] pursuant to paragraph (a)(2)
                   of Rule 485



The Registrant has registered an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended. The Registrant has filed its Rule 24f-2 Notice for its most recent fiscal year on or about December 29, 1995.

                               PIONEER EUROPE FUND


      Cross-Reference Sheet Showing Location in Prospectus and Statement of
           Additional Information of Information Required by Items of
                              the Registration Form

                                                          Location in
                                                          Prospectus or
                                                          Statement of
                                                          Additional
Form N-1A Item Number and Caption                         Information


1.   Cover Page...........................................Prospectus - Cover
                                                          Page

2.   Synopsis.............................................Prospectus - Expense
                                                          Information

3.   Condensed Financial Information......................Prospectus - Financial
                                                          Highlights


4.   General Description of Registrant....................Prospectus -
                                                          Investment Objective
                                                          and Policies; Europe;
                                                          Management of the
                                                          Fund; Fund Share
                                                          Alternatives; Share
                                                          Price; How to Buy Fund
                                                          Shares; How to Sell
                                                          Fund Shares; How to
                                                          Exchange Fund Shares;
                                                          The Fund


5.   Management of the Fund...............................Prospectus -
                                                          Management of the Fund


6.   Capital Stock and Other Securities...................Prospectus -
                                                          Investment Objective
                                                          and Policies; Europe;
                                                          Fund Share
                                                          Alternatives; Share
                                                          Price; How to Buy Fund
                                                          Shares; How to Sell
                                                          Fund Shares; How

                                                          Location in
                                                          Prospectus or
                                                          Statement of
                                                          Additional
Form N-1A Item Number and Caption                         Information


                                                          to Exchange Fund
                                                          Shares; The Fund


7.   Purchase of Securities Being Offered.................Prospectus - Fund
                                                          Share Alternatives;
                                                          Share Price; How to
                                                          Buy Fund Shares; How
                                                          to Sell Fund Shares;
                                                          How to Exchange Fund
                                                          Shares; The Fund;
                                                          Shareholder Services;
                                                          Distribution Plans

8.   Redemption or Repurchase.............................Prospectus - Fund
                                                          Share Alternatives;
                                                          Share Price; How to
                                                          Buy Fund Shares; How
                                                          to Sell Fund Shares;
                                                          How to Exchange Fund
                                                          Shares; The Fund;
                                                          Shareholder Services


9.   Pending Legal Proceedings............................Not Applicable


10.  Cover Page...........................................Statement of
                                                          Additional Information
                                                          - Cover Page

11.  Table of Contents....................................Statement of
                                                          Additional Information
                                                          - Cover Page

12.  General Information and History......................Statement of
                                                          Additional Information
                                                          - Cover Page;
                                                          Description of Shares

13.  Investment Objectives and Policy.....................Statement of
                                                          Additional Information
                                                          - Investment Policies
                                                          and Restrictions

14.  Management of the Fund...............................Statement of
                                                          Additional Information
                                                          - Management of the
                                                          Fund; Investment
                                                          Manager


15.  Control Persons and Principle Holders
       of Securities......................................Statement of
                                                          Additional Information
                                                          - Management of the
                                                          Fund


16.  Investment Advisory and Other
       Services...........................................Statement of
                                                          Additional Information
                                                          - Management of the
                                                          Fund; Investment
                                                          Manager; Principal
                                                          Underwriter;
                                                          Distribution Plans;
                                                          Shareholder
                                                          Servicing/Transfer
                                                          Agent; Custodian;
                                                          Independent Public
                                                          Accountant


17.  Brokerage Allocation and Other
       Practices..........................................Statement of
                                                          Additional Information
                                                          - Portfolio
                                                          Transactions

18.  Capital Stock and Other Securities...................Statement of
                                                          Additional Information
                                                          - Description of
                                                          Shares; Certain
                                                          Liabilities

19.  Purchase Redemption and Pricing of
       Securities Being Offered...........................Statement of
                                                          Additional Information
                                                          - Letter of Intention;
                                                          Systematic Withdrawal
                                                          Plan; Determination of
                                                          Net Asset Value

20.  Tax Status...........................................Statement of
                                                          Additional Information
                                                          - Tax Status

21.  Underwriters.........................................Statement of
                                                          Additional Information
                                                          - Principal
                                                          Underwriter;
                                                          Distribution Plans

22.  Calculation of Performance Data......................Statement of
                                                          Additional Information
                                                          - Investment Results

23.  Financial Statements.................................Statement of
                                                          Additional Information
                                                          - Financial Statements

                                                                  [Pioneer logo]

Pioneer
Europe Fund


Class A, Class B and Class C Shares
Prospectus
February 28, 1996

Pioneer Europe Fund (the "Fund") seeks long-term growth of capital. The Fund pursues this objective by investing in a diversified portfolio consisting primarily of securities of European companies and in Depositary Receipts for such securities. Any current income generated from these securities is incidental to the investment objective of the Fund. There is, of course, no assurance that the Fund will achieve its investment objective.


Fund returns and share prices fluctuate and the value of your account upon redemption may be more or less than your purchase price. Shares in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution, and the shares are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency. Investments in securities issued by foreign companies or governments entail risks in addition to those customarily associated with investing in U.S. securities. The Fund is intended for investors who can accept the risks associated with its investments and may not be suitable for all investors. See "Investment Objective and Policies" for a discussion of these risks.


This Prospectus provides information about the Fund that you should know before investing. Please read and retain it for your future reference. More information about the Fund is included in the Fund's Statement of Additional Information, also dated February 28, 1996, which is incorporated into this Prospectus by reference. A copy of the Statement of Additional Information may be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. Additional information about the Fund has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge.

                            TABLE OF CONTENTS                     PAGE
--------     -------------------------------------------------   -------
I.           EXPENSE INFORMATION                                    2
II.          FINANCIAL HIGHLIGHTS                                   2
III.         INVESTMENT OBJECTIVE AND POLICIES                      4
IV.          EUROPE                                                 6
              Risk Factors                                          6
V.           MANAGEMENT OF THE FUND                                 6
VI.          FUND SHARE ALTERNATIVES                                8
VII.         SHARE PRICE                                            8
VIII.        HOW TO BUY FUND SHARES                                 9
IX.          HOW TO SELL FUND SHARES                               12
X.           HOW TO EXCHANGE FUND SHARES                           13
XI.          DISTRIBUTION PLANS                                    14
XII.         DIVIDENDS, DISTRIBUTIONS AND TAXATION                 14
XIII.        SHAREHOLDER SERVICES                                  15
              Account and Confirmation Statements                  15
              Additional Investments                               15
              Automatic Investment Plans                           15
              Financial Reports and Tax Information                15
              Distribution Options                                 15
              Directed Dividends                                   15
              Direct Deposit                                       16
              Voluntary Tax Withholding                            16
              Telephone Transactions and Related
             Liabilities                                           16
              FactFone(SM)                                         16
              Retirement Plans                                     16
              Telecommunications Device for the Deaf (TDD)         16
              Systematic Withdrawal Plans                          16
              Reinstatement Privilege (Class A Shares Only)        16
XIV.         THE FUND                                              17
XV.          INVESTMENT RESULTS                                    17


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

I. EXPENSE INFORMATION


This table is designed to help you understand the charges and expenses that you, as a shareholder, will bear directly or indirectly when you invest in the Fund. The table reflects annual operating expenses, based upon actual expenses incurred for the fiscal year ended October 31, 1995. For Class C shares, operating expenses are based on estimated expenses that would have been incurred if Class C shares had been outstanding for the entire fiscal year ended October 31, 1995.
                                                   Class
                                       Class A       C+
                                        -------    -------
Shareholder Transaction Expenses:
 Maximum Initial Sales Charge on
    Purchases (as a percentage of
    offering price)                      5.75%(1)    None        None
 Maximum Sales Charge on
    Reinvestment of Dividends            None        None        None
 Maximum Deferred Sales Charge
    (as a percentage of original
    purchase price or redemption
    price, as applicable)                None(1)    4.00%       1.00%
 Redemption Fee(2)                       None        None        None
 Exchange Fee                            None        None        None
Annual Operating Expenses
   (as a percentage of average
    net assets):
 Management Fee                          1.00%      1.00%       1.00%
 12b-1 Fees                              0.21%      1.00%       1.00%
 Other Expenses (including transfer
    agent fee, custodian fees and
    accounting and printing
    expenses)                            0.88%      0.82%       0.82%
                                        ------
Total Operating Expenses                 2.09%      2.82%       2.82%
                                        ======                  =======

  + Class C shares were first offered on January 31, 1996.

(1) Purchases of $1,000,000 or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge.

(2) Separate fees (currently $10 and $20, respectively) apply to domestic and international wire transfers of redemption proceeds.


 Example:

You would pay the following dollar amounts on a $1,000 investment, assuming a 5% annual return and redemption at the end of each of the time periods:

                            1 Year       3 Years      5 Years      10 Years
                            ---------    ---------    ---------   -----------
Class A Shares                $77         $119         $163          $286
Class B Shares
 --Assuming complete
   redemption at end of
   period                     $69         $117         $169          $297
 --Assuming no
   redemption                 $29         $ 87         $149          $297
Class C shares**
 --Assuming complete
   redemption at end of
   period                     $39         $ 87         $149          $315
 --Assuming no
   redemption                 $29         $ 87         $149          $315

 *Class B shares convert to Class A shares eight years after purchase;
  therefore, Class A expenses are used after year eight.

**Class C shares redeemed during the first year after purchase are subject to a 1% Contingent Deferred Sales Charge ("CDSC").

   The example above assumes reinvestment of all dividends and distributions and that the percentage amounts listed under "Annual Operating Expenses" remain the same each year.

   The example is designed for information purposes only, and should not be considered a representation of past or future expenses or return. Actual Fund expenses and return may vary from year to year and may be higher or lower than those shown.

   For further information regarding management fees, 12b-1 fees and other expenses of the Fund, including information regarding the basis upon which management fees and 12b-1 fees are paid, see "Management of the Fund," "Distribution Plans" and "How To Buy Fund Shares" in this Prospectus and "Management of the Fund" and "Distribution Plans" in the Statement of Additional Information. The Fund's payment of a 12b-1 fee may result in long-term shareholders indirectly paying more than the economic equivalent of the maximum initial sales charge permitted under the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD").


   The maximum initial sales charge is reduced on purchases of specified larger amounts of Class A shares and the value of shares owned in other Pioneer mutual funds is taken into account in determining the applicable initial sales charge. See "How to Buy Fund Shares." No sales charge is applied to exchanges of shares of other publicly available Pioneer mutual funds. See "How to Exchange Fund Shares."


II. FINANCIAL HIGHLIGHTS


The following information has been derived from financial statements which have been audited by Arthur Andersen LLP, independent public accountants, in connection with their audit of the Fund's financial statements. Arthur Andersen LLP's report on the Fund's financial statements as of October 31, 1995 appears in the Fund's Annual Report, which is incorporated by reference into the Statement of Additional Information. The information listed below should be read in conjunction with the financial statements contained in the Fund's Annual Report. Class C shares is a new class of shares; no financial highlights exist for Class C shares. The Annual Report includes more information about the Fund's performance and is available free of charge by calling Shareholder Services at 1-800-225-6292.

PIONEER EUROPE FUND
Financial Highlights For Each Class A Share Outstanding Throughout the
Period:


                                                                                     4/2/91
                                                                                 (Commencement
                                                                                 of operations
                                       For the Year Ended October 31,                  to
                              ------------------------------------------------
                               1995+         1994         1993         1992         10/31/91
                              ---------    ---------    ---------    ---------   -------------
Net asset value, beginning
  of period                    $19.91       $17.73       $14.63       $15.20        $15.00
                                -------      -------      -------      -------     -----------
Increase (decrease) from
  investment operations:
 Net investment income
  (loss)                       $ 0.12       $ 0.10       $ 0.04       $ 0.10        $ 0.00
 Net realized and
  unrealized gain (loss)
  on investments and
    other forward foreign
  currency related
  transactions                   2.57         2.65         3.33        (0.62)         0.20
                                -------      -------      -------      -------     -----------
   Total increase
  (decrease) from
  investment operations        $ 2.69       $ 2.75       $ 3.37       $(0.52)       $ 0.20
Distribution to
  shareholders from:
 Net investment income          (0.01)       (0.31)       (0.09)       (0.05)          --
 Net realized gains             (1.40)       (0.26)       (0.18)        0.00           --
                                -------      -------      -------      -------     -----------
Net increase (decrease) in
  net asset value              $ 1.28       $ 2.18       $ 3.10       $(0.57)       $ 0.20
                                -------      -------      -------      -------     -----------
Net asset value, end of
  period                       $21.19       $19.91       $17.73       $14.63        $15.20
                                =======      =======      =======      =======     ===========
Total return*                   15.12%       15.97%       23.47%       (3.46%)        1.33%
Ratio of net operating
  expenses to average net
  assets                         1.76%+++     1.86%        2.00%        2.00%         2.00%**
Ratio of net investment
  income to average net
  assets                         0.59%+++     0.28%        0.24%        0.74%         0.10%**
Portfolio turnover rate         61.51%       99.92%       68.58%       49.79%         7.34%**
Net assets, end of period
  (in thousands)              $78,505      $67,375      $48,827      $35,205       $23,993
Ratios assuming no
  reduction of fees or
  expenses by Pioneering
   Management Corporation
  ("PMC"):
  Net operating expenses         2.10%        2.48%        2.77%        3.46%        4.93%**
  Net investment income
  (loss)                         0.25%       (0.34%)      (0.53%)      (0.72%)      (2.83%)**
Ratios assuming a
  reduction of fees and
  expenses by PMC and a
   reduction for fees paid
  indirectly:
  Net operating expenses         1.75%
  Net investment loss           (0.60%)

Financial Highlights For Each Class B Share Outstanding Throughout the
Period:

                                            April 4,
                               For the        1994
                                Year       to October
                                Ended          31,
                              10/31/95       1994***
                              ---------   -----------
Net asset value, beginning
  of period                    $19.80        $17.96
                                -------      ---------
Increase (decrease) from
  investment operations:
 Net investment income
  (loss)                       $(0.02)       $ 0.01
 Net realized and
  unrealized gain (loss)
  on investments and
    other forward foreign
  currency related
  transactions                   2.56          1.88
                                -------      ---------
   Total increase
  (decrease) from
  investment operations        $ 2.54        $ 1.89
Distribution to
  shareholders from:
 Net investment income          (0.02)        (0.05)
 Net realized gain (loss)       (1.40)        (0.00)
                                -------      ---------
Net increase (decrease) in
  net asset value              $ 1.12        $ 1.84
                                -------      ---------
Net asset value, end of
  period                       $20.92        $19.80
                                =======      =========
Total return*                   14.43%        10.55%
Ratio of net operating
  expenses to average net
  assets                         2.49%+++      2.47%**
Ratio of net investment
  income (loss) to average
  net assets                    (0.13%)+++    (0.75%)**
Portfolio turnover rate         61.51%        99.92%
Net assets, end of period
  (in thousands)               $8,826        $3,037
Ratios assuming no
  reduction of fees or
  expenses by PMC:
  Net operating expenses         2.85%         2.95%**
  Net investment income
  (loss)                        (0.49%)       (1.23%)**
Ratios assuming a
  reduction of fees and
  expenses by PMC and a
   reduction for fees paid
  indirectly:
  Net operating expenses         2.46%
  Net investment loss           (0.10%)


  +The per share data is based upon average shares outstanding for the period presented.

+++Ratios include fees paid indirectly.
  *Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.

 **Annualized.

***Class B shares first offered April 4, 1994.

III. INVESTMENT OBJECTIVE AND POLICIES

The Fund's investment objective is long-term growth of capital. The Fund pursues this objective by investing in a diversified portfolio consisting primarily of securities of companies (a) that are organized under the laws of a European country and have a principal office in a European country or (b) that derive 50% or more of their total revenues from business in Europe or
(c) the equity securities of which are traded principally on a stock exchange in Europe; and in Depositary Receipts for such securities (collectively, "European Securities").


Under normal circumstances at least 80% of the assets of the Fund are invested in European Securities consisting of common stock and in securities with common stock characteristics, such as preferred stock, warrants and debt securities convertible into common stock. The Fund will not invest more than 5% of its total assets in convertible debt securities rated at the time of purchase by a national ratings agency below investment grade, i.e., BBB or better by Moody's Investors Service ("Moody's") or Baa by Standard & Poor's Ratings Group ("Standard & Poor's"). Such securities may have speculative characteristics and changes in economic conditions or other circumstances may lead to a lesser capacity to make principal and interest payments than is the case with higher rated securities. In the event that the rating on a convertible debt security is downgraded below investment grade, PMC, the Fund's investment manager, will dispose of the security in a timely manner. The Fund may invest the balance of its assets in Temporary Investments (as defined below).

The Fund may invest in the securities of companies domiciled in any European country, including but not limited to Austria, Belgium, Finland, France, Germany, Italy, the Netherlands, Norway, Portugal, Spain, Sweden,
Switzerland, the United Kingdom and other countries of Eastern Europe in the event that markets develop for those securities.

In pursuit of its objective, the Fund may pursue certain active management techniques including options and futures. These techniques may be employed in an attempt to hedge interest rate or other risks associated with the Fund's securities. The risks associated with the Fund's transactions in options and futures, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk.

Forward foreign currency contracts, options and futures contracts are described below and in greater detail in the Statement of Additional Information under the caption "Investment Policies and Restrictions."


The Fund's investment objective and certain investment restrictions designated as fundamental set forth in the Statement of Additional Information may not be changed without shareholder approval.

Forward Foreign Currency Contracts

The Fund has the ability to hold a portion of its assets in foreign currencies and to enter into forward foreign currency contracts to facilitate settlement of foreign securities transactions or to protect against changes in foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency on a future date, at a price set at the time of the contract. The Fund might sell a foreign currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities in its portfolio or securities it intends or has contracted to sell or to preserve the United States ("U.S.") dollar value of dividends, interest or other amounts it expects to receive. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged foreign currency, it could also limit any potential gain which might result from an increase in the value of the currency. Alternatively, the Fund might purchase a foreign currency or enter into a forward purchase contract for the currency to preserve the U.S. dollar price of securities it is authorized to purchase or has contracted to purchase.


The Fund may also engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated in a different currency, if PMC determines that there is a pattern of correlation between the two currencies. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency, if PMC determines that there is a pattern of correlation between the proxy currency and the U.S. dollar.

If the Fund enters into a forward contract to buy foreign currency for any purpose, the Fund will place cash or liquid, high grade debt securities in a segregated account with the Fund's custodian in an amount equal to the value of the Fund's total assets committed to the consummation of the forward contract. The Fund may enter into forward currency contracts having an intrinsic value of up to 30% of its net assets.


Options


To realize greater income than would be realized on portfolio transactions alone, the Fund may write (sell) covered call and put options on any securities in which it may invest or on any securities index based on securities in which the Fund may invest. The Fund may also purchase put and call options on such securities and indices.

The Fund may purchase put and call options on securities indices to manage cash flow and to attempt to remain fully invested in the stock market, instead of or in addition to buying and selling stocks. The Fund may also purchase these options in order to hedge against risks of market-wide price fluctuations. Options on securities indices are similar to options on securities except that the delivery requirements are different. Unlike a securities option, which gives the holder the right to purchase or sell a specified security at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date, (ii) multiplied by a fixed "index multiplier." In exchange for undertaking the obligation to make such a cash payment in the event the option is exercised, the writer of the securities index option receives a premium.

Gains or losses on the Fund's transactions in securities index options depend on price movements in the securities market generally (or, for narrow market indices, in a particular industry or segment of the market) rather than the price movement of individual securities held by the Fund. The effectiveness of hedging through the purchase of stock index options will depend upon the extent to which price movements in the portion of the securities portfolio being hedged correlate with the price movements in the selected stock index. Perfect correlation may not be possible because the securities held or to be acquired by the Fund may not exactly match the composition of the stock index on which options are written. In the event of market changes, the Fund's position in stock index options may not be easily closed out. If PMC's forecasts regarding movements in securities prices are incorrect, the Fund's investment results may have been better without the hedge. The Fund has no present intention of investing more than 5% of the Fund's total assets in securities index option transactions.

The Fund may also purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. The Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to hedge against changes in exchange rates of a different currency with a pattern of correlation. Cross-hedging may also include using a foreign currency as a proxy for the U.S. dollar if PMC determines that there is a pattern of correlation between that currency and the U.S. dollar. The writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against exchange rate fluctuations. However, in the event of unanticipated rate movements adverse to the Fund's option position, the Fund may forfeit the entire amount of the premium plus related transaction costs. The Fund will only write or purchase options on foreign currencies that are traded on U.S. or foreign exchanges or over-the-counter. The Fund may sell an option it has purchased or a similar option prior to the expiration of the purchased option in order to close out its position in the purchased option. The Fund may also allow purchased options to expire unexercised, which would result in the loss of the premium paid. Options traded in the over-the-counter market may be considered illiquid. There is no assurance that a liquid secondary market will exist for any particular option at any particular time, and the Fund may therefore be unable to effect closing transactions on, or sell, options it has purchased. The Fund may not invest more than 10% of its net assets in premiums on purchased options. See "Investment Policies and Restrictions" in the Statement of Additional Information.


The Fund's transactions in forward currency contracts, futures and options as described herein may be limited by the requirements for qualification of the Fund as a regulated investment company for tax purposes. See "Tax Status" in the Statement of Additional Information.

Investments in Depositary Receipts

The Fund may hold securities of foreign issuers in the form of American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") and other similar instruments or other securities convertible into securities of eligible issuers. Generally, ADRs in registered form are designed for use in U.S. securities markets, and EDRs and GDRs and other similar global instruments in bearer form are designed for use in non-U.S. securities markets.

ADRs are denominated in U.S. dollars and represent an interest in the right to receive securities of foreign issuers deposited in a U.S. bank or correspondent bank. ADRs do not eliminate all the risk inherent in investing in the securities of non-U.S. issuers. However, by investing in ADRs rather than directly in equity securities of non-U.S. issuers, the Fund will avoid currency risks during the settlement period for either purchases or sales. EDRs and GDRs are not necessarily denominated in the same currency as the securities for which they may be exchanged. For purposes of the Fund's investment policies, investments in ADRs, GDRs and similar instruments will be deemed to be investments in the underlying equity securities of the foreign issuers. The Fund may acquire depositary receipts from banks that do not have a contractual relationship with the issuer of the security underlying the depositary receipt to issue and secure such depositary receipt. To the extent the Fund invests in such unsponsored depositary receipts there may be an increased possibility that the Fund may not become aware of events affecting the underlying security and thus the value of the related depositary receipt. In addition, certain benefits (i.e., rights offerings) which may be associated with the security underlying the depositary receipt may not inure to the benefit of the holder of such depositary receipt.

Futures Contracts


The Fund may purchase and sell futures contracts on securities, securities indices, currencies and interest rates and purchase and write call and put options on such futures contracts. The Fund may also enter into closing purchase and sale transactions with respect to such futures contracts and options. The Fund will engage in futures contracts and related options transactions for bona fide hedging purposes as defined in regulations of the Commodity Futures Trading Commission or to seek to increase total return to the extent permitted by such regulations.

The Fund may not purchase or sell futures contracts or purchase related options to increase total return, except for closing purchase or sale transactions, if immediately thereafter the sum of the amount of initial margin deposits on the Fund's outstanding futures and the amount of premiums paid for outstanding options on futures entered into for the purpose of seeking to increase total return, adjusted to reflect the amount of any such option which is "in-the-money," would exceed 5% of the value of the Fund's net assets. These transactions involve brokerage costs, require margin deposits and, in the case of contracts and options obligating the Fund to purchase securities or currencies, require the Fund to segregate assets to cover such contracts and options. The loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received.


Repurchase Agreements


The Fund may enter into repurchase agreements, generally not exceeding seven days. Such repurchase agreements will be fully collateralized with securities whose market value is not less than 100% of the obligation, valued daily. Collateral will be held in a segregated, safekeeping account for the benefit of the Fund. The Fund may be prevented from realizing the value of the collateral by reason of an order of a court with jurisdiction over an insolvency proceeding with respect to the other party to the repurchase agreement.

Temporary Investments


Temporary Investments are short-term (less than 12 months to maturity) obligations, consisting of: (a) obligations issued or guaranteed by the U.S. government or the government of a European country or their respective agencies or instrumentalities; (b) international organizations designated or supported by multiple foreign governmental entities to promote economic reconstruction or development; (c) corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1 or Aa or better by Moody's or A-1 or AA or better by Standard & Poor's; and (d) obligations (including certificates of deposit, time deposits, demand deposits and bankers' acceptances) of banks (located in the U.S. or in European countries) with securities outstanding that are rated Prime-1 or Aa or better by Moody's or A-1 or AA or better by Standard & Poor's.


The Fund may, for temporary defensive purposes, invest up to 100% of its assets in Temporary Investments. The Fund may assume a temporary defensive posture only when political and economic factors broadly affect one or more European equity markets to such an extent that PMC believes there to be extraordinary risks in being substantially fully invested.

Portfolio Turnover

Securities in the Fund's portfolio will be sold whenever PMC believes that it is necessary without regard to length of time the particular security may have been held. This policy is subject to certain requirements for continuing the Fund's qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"). A high portfolio turnover rate (100% or more) involves greater expenses to the Fund and may increase the possibility of shareholders realizing taxable capital gains. See "Financial Highlights" for the actual turnover rates.


IV. EUROPE


PMC believes that a new and favorable environment for investing in Europe has been created, and may continue to develop. One of the more significant changes is the economic integration of the European Union ("EU") member states. It is not possible to quantify the economic benefits that might have been derived from the attainment of a single market among member states of the EU. However, a single market is generally expected to reduce costs of doing business, thereby resulting in a reduction of prices, and to spur increased competition among businesses in member states. There can be no assurance that such economic benefits will be realized.

Another development that may provide investment opportunities is the development and expansion of free-market economies in Eastern Europe. The Fund may invest up to 5% of its assets in securities of companies with principal executive offices located in Eastern European countries and which trade on recognized European securities exchanges. The Fund may also invest in other European Securities whose issuers can benefit from the expansion of free-market economies in Eastern European countries.


Risk Factors

Investing in securities of foreign companies and governments involves certain considerations and risks which are not typically associated with investing in securities of domestic companies and the U.S. government. European companies are not subject to uniform accounting, auditing and financial standards and requirements comparable to those applicable to U.S. companies. There may also be less government supervision and regulation of European securities exchanges, brokers and listed companies than exists in the United States. Interest and dividends paid by European issuers may be subject to withholding and other foreign taxes which will decrease the net return on such investments as compared to interest and dividends paid to a fund by domestic companies or by the U.S. government.

In addition, the value of European securities may also be adversely affected by fluctuations in the relative rates of exchange between the currencies of different nations and by exchange control regulations. There may be less publicly available information about European companies compared to reports and ratings published about U.S. companies. European securities markets generally have substantially less trading volume than domestic markets and securities of some European companies are less liquid and more volatile than securities of comparable U.S. companies. Brokerage commissions in Europe are generally fixed, and other transaction costs on European securities exchanges are generally higher than in the United States. To the extent the Fund invests in securities of companies located in Eastern European countries, there will be both country risks relating to the relative brevity of the free-market movements in such countries and company risks relating to the brevity of the public-company experience of such companies.

V. MANAGEMENT OF THE FUND

The Fund's Board of Trustees has overall responsibility for management and supervision of the Fund. There are currently eight Trustees, six of whom are not "interested persons" of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). The Board meets at least quarterly. By virtue of the functions performed by PMC, the Fund requires no employees other than its executive officers, all of whom receive their compensation from PMC or other sources. The Statement of Additional Information contains the names and general business and professional background of each Trustee and executive officer of the Fund.


The Manager


The Fund is managed under a contract with PMC, which is responsible for the overall management of the Fund's assets and business affairs, subject only to the authority of the Board of Trustees. PMC is a wholly-owned subsidiary of The Pioneer Group, Inc. ("PGI"), a publicly-traded Delaware corporation. Pioneer Funds Distributor, Inc. ("PFD"), an indirect wholly-owned subsidiary of PGI, is the principal underwriter of the Fund. John F. Cogan, Jr., Chairman and President of the Fund, Chairman and a Director of PMC, Chairman of PFD, and President and a Director of PGI, beneficially owned approximately 15% of the outstanding capital stock of PGI as of the date of this Prospectus.

All portfolios managed by PMC, including the Fund, are overseen by an Investment Committee (the "Committee"), which consists of PMC's most senior investment professionals. The Committee is chaired by Mr. David Tripple, PMC's President and Chief Investment Officer and Executive Vice President of the Fund. Mr. Tripple joined PMC in 1974 and has had general responsibility for PMC's investment operations and specific portfolio assignments for over five years.

Dr. Norman Kurland, Senior Vice President of PMC and Vice President of the Fund, is generally responsible for the management of the international portfolios managed by PMC. Dr. Kurland joined PMC in 1990 after working with a variety of investment and industrial concerns. Patrick M. Smith, Vice President of PMC, has been primarily responsible for day-to-day management of the Fund since January 1994. Mr. Smith joined PMC in 1992 after working with several investment advisers.

In addition to the Fund, PMC also manages and serves as the investment adviser for other mutual funds and is an investment adviser to private institutional accounts. PMC's and PFD's executive offices are located at 60 State Street, Boston, Massachusetts 02109.

In managing the Fund, PMC relies primarily on the knowledge, experience and judgment of its research staff, but also receives and uses information from a variety of outside sources, including brokerage firms, electronic data bases, specialized research firms and technical journals.

Under the terms of its contract with the Fund, PMC assists in the management of the Fund and is authorized in its discretion to buy and sell securities for the account of the Fund. PMC pays all the ordinary operating expenses, including executive salaries and the rental of certain office space, related to its services for the Fund, with the exception of the following which are to be paid by the Fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of PMC or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the Trust with respect to the Fund; (d) issue and transfer taxes, chargeable to the Fund in connection with securities transactions to which the Fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations, and all taxes and corporate fees payable by the Fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the Fund and/or its shares with the SEC, individual states or blue sky securities agencies, territories and foreign countries, including the preparation of Prospectuses and Statements of Additional Information for filing with regulatory agencies; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the Fund and to Trustees; (i) distribution fees paid by the Fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the Trust who are not affiliated with or interested persons of the Trust (other than as Trustees), PMC, PGI or PFD; (k) the cost of preparing and printing share certificates; and (l) interest on borrowed money, if any. In addition to the expenses described above, the Fund pays all brokers' and underwriting commissions chargeable to the Fund in connection with securities transactions to which the Fund is a party.

Effective April 30, 1994, as compensation for its management services and certain expenses which the Manager incurs, the Manager is entitled to a management fee equal to 1.00% per annum of the Fund's average daily net assets up to $300 million, 0.85% of the next $200 million and 0.75% of the excess over $500 million. While this fee, which is computed daily and paid monthly, is higher than most management fees, the costs of managing an international fund, such as the Fund, are significantly greater than the costs of managing a domestic fund. These greater costs include staff time and expenses required to deal with language, timing and geographic differences relating to daily operations of the Fund. During the fiscal year ended October 31, 1995, the Fund incurred expenses of $1,636,578, including management fees paid or payable to PMC of $758,700.

Prior to March 1, 1996, PMC had agreed not to impose a portion of its management fee to the extent that the Class A expenses of the Fund would otherwise exceed 1.75% of the Fund's average daily net assets attributable to the Class A shares; the portion of the management fee attributable to Class B shares was waived only to the extent the fee is waived for Class A shares. During the fiscal year ended October 31, 1995, this arrangement resulted in a reduction of the Fund's management fee of $258,946. See the Statement of Additional Information for more information.

The primary objective of PMC in placing orders for the purchase and sale of securities for the Fund's portfolio is to obtain the most favorable net results taking into account such factors as price, commission, size of order, difficulty of execution and skill required of the broker-dealer. Brokerage commissions in European countries are generally fixed and other transaction costs on European securities exchanges are generally higher than in the U.S.

Orders for the Fund's portfolio securities transactions are placed by PMC, which strives to obtain the best price and execution for each transaction. In circumstances in which two or more broker-dealers are in a position to offer comparable prices and execution, consideration may be given to whether the broker-dealer provides investment research or brokerage services or sells shares of any Pioneer mutual fund. See the Statement of Additional Information for a further description of brokerage allocation practices.


VI. FUND SHARE ALTERNATIVES


The Fund continuously offers three Classes of shares designated as Class A, Class B and Class C shares, as described more fully in "How to Buy Fund Shares." If you do not specify in your instructions to the Fund which Class of shares you wish to purchase, exchange or redeem, the Fund will assume that your instructions apply to Class A shares.

Class A Shares. If you invest less than $1 million in Class A shares, you will pay an initial sales charge. Certain purchases may qualify for reduced initial sales charges. If you invest $1 million or more in Class A shares, no sales charge will be imposed at the time of purchase, however, shares redeemed within 12 months of purchase may be subject to a CDSC. Class A shares are subject to distribution and service fees at a combined annual rate of up to 0.25% of the Fund's average daily net assets attributable to Class A shares.


Class B Shares. If you plan to invest up to $250,000, Class B shares are available to you. Class B shares are sold without an initial sales charge, but are subject to a CDSC of up to 4% if redeemed within six years. Class B shares are subject to distribution and service fees at a combined annual rate of 1.00% of the Fund's average daily net assets attributable to Class B shares. Your entire investment in Class B shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class B shares will cause your Class B shares (until conversion) to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class B shares will automatically convert to Class A shares, based on relative net asset value, eight years after the initial purchase.


Class C Shares. Class C shares are sold without an initial sales charge, but are subject to a 1% CDSC if they are redeemed within the first year after purchase. Class C shares are subject to distribution and service fees at a combined annual rate of up to 1.00% of the Fund's average daily net assets attributable to Class C shares. Your entire investment in Class C shares is available to work for you from the time you make your investment, but the higher distribution fee paid by Class C shares will cause your Class C shares to have a higher expense ratio and to pay lower dividends, to the extent dividends are paid, than Class A shares. Class C shares have no conversion feature.

Selecting a Class of Shares. The decision as to which Class to purchase depends on the amount you invest, the intended length of the investment and your personal situation. If you are making an investment that qualifies for reduced sales charges, you might consider Class A shares. If you prefer not to pay an initial sales charge on an investment of $250,000 or less and you plan to hold the investment for at least six years, you might consider Class B shares. If you prefer not to pay an initial sales charge and you plan to hold your investment for one to eight years, you may prefer Class C shares.


Investment dealers or their representatives may receive different compensation depending on which Class of shares they sell. Shares may be exchanged only for shares of the same Class of another Pioneer mutual fund and shares acquired in the exchange will continue to be subject to any CDSC applicable to the shares of the Fund originally purchased. Shares sold outside the U.S. to persons who are not U.S. citizens may be subject to different sales charges, CDSCs and dealer compensation arrangements in accordance with local laws and business practices.

VII. SHARE PRICE


Shares of the Fund are sold at the public offering price, which is the net asset value per share, plus the applicable sales charge. Net asset value per share of a Class of the Fund is determined by dividing the fair market value of its assets, less liabilities attributable to that Class, by the number of shares of that Class outstanding. The net asset value is computed once daily, on each day the New York Stock Exchange (the "Exchange") is open, as of the close of regular trading on the Exchange.


Securities are valued at the last sale price on the principal exchange or market where they are traded. Securities which have not traded on the date of valuation, or securities for which sales prices are not generally reported, are valued at the mean between the current bid and asked prices. Securities quoted in foreign currencies are converted to U.S. dollars utilizing foreign exchange rates employed by the Fund's independent pricing services. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the Exchange. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of regular trading on the Exchange. Occasionally, events which affect the values of such securities and such exchange rates may occur between the times at which they are determined and the close of regular trading on the Exchange and will therefore not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities are valued at their fair value as determined in good faith by the Trustees. All assets of the Fund for which there is no other readily available valuation method are valued at their fair value as determined in good faith by the Trustees.

VIII. HOW TO BUY FUND SHARES


You may buy Fund shares from any securities broker-dealer which has a sales agreement with PFD. If you do not have a securities broker-dealer, please call 1-800-225-6292. Shares will be purchased at the public offering price, that is, the net asset value per share plus any applicable sales charge, next computed after receipt of a purchase order, except as set forth below.

The minimum initial investment is $1,000 for Class A, Class B and Class C shares except as specified below. The minimum initial investment is $50 for Class A accounts being established to utilize monthly bank drafts, government allotments, payroll deduction and other similar automatic investment plans . Separate minimum investment requirements apply to retirement plans and to telephone and wire orders placed by broker-dealers; no sales charges or minimum requirements apply to the reinvestment of dividends or capital gains distributions. The minimum subsequent investment is $50 for Class A shares and $500 for Class B and Class C shares except that the subsequent minimum investment amount for Class B and Class C share accounts may be as little as $50 if an automatic investment plan (see "Automatic Investment Plans") is established.

Telephone Purchases. Your account is automatically authorized to have the telephone purchase privilege unless you indicated otherwise on your Account Application or by writing to Pioneering Services Corporation ("PSC"). The telephone purchase option may be used to purchase additional shares for an existing mutual fund account; it may not be used to establish a new account. Proper account identification will be required for each telephone purchase. A maximum of $25,000 per account may be purchased by telephone each day. The telephone purchase privilege is available to Individual Retirement Accounts ("IRAs") but may not be available to other types of retirement plan accounts. Call PSC for more information.


You are strongly urged to consult with your financial representative prior to requesting a telephone purchase. To purchase shares by telephone, you must establish your bank account of record by completing the appropriate section of your Account Application or an Account Options Form. PSC will electronically debit the amount of each purchase from this pre-designated bank account. Telephone purchases may not be made for 30 days after the establishment of your bank of record or any change to your bank information.


Telephone purchases will be priced at the net asset value plus any applicable sales charge next determined after PSC's receipt of a telephone purchase instruction and receipt of good funds (usually three days after the purchase instruction). You may always elect to deliver purchases to PSC by mail. See "Telephone Transactions and Related Liabilities" for additional information.


Class A Shares

You may buy Class A shares at the public offering price, that is, at the net asset value per share next computed after receipt of a purchase order, plus a sales charge as follows:

                         Sales Charge as a         Dealer
                           Percentage of:         Allowance
                          -----------------    as a Percentage
                                     Net             of
                       Offering     Amount        Offering
  Amount of Purchase      Price   Invested          Price
---------------------     ------    -------    ----------------
  Less than $50,000       5.75%     6.10%           5.00%
$50,000 but less than
  $100,000                4.50       4.71           4.00
$100,000 but less
  than $250,000           3.50       3.63           3.00
$250,000 but less
  than $500,000           2.50       2.56           2.00
$500,000 but less
  than $1,000,000         2.00       2.04           1.75
$1,000,000 or more         -0-        -0-         see below


No sales charge is payable at the time of purchase on investments of $1,000,000 or more or for participants in certain group plans (described below) subject to a CDSC of 1% which may be imposed in the event of a redemption of Class A shares within 12 months of purchase. See "How to Sell Fund Shares." PFD may, in its discretion, pay a commission to broker-dealers who initiate and are responsible for such purchases as follows: 1% on the first $5 million invested; 0.50% on the next $45 million; and 0.25% on the excess over $50 million. These commissions will not be paid if the purchaser is affiliated with the broker-dealer or if the purchase represents the reinvestment of a redemption made during the previous 12 calendar months. Broker-dealers who receive a commission in connection with Class A share purchases at net asset value by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets will be required to return any commission paid or a pro rata portion thereof if the retirement plan redeems its shares within 12 months of purchase. See also "How to Sell Fund Shares." In connection with PGI's acquisition of Mutual of Omaha Fund Management Company and contingent upon the achievement of certain sales objectives, PFD may pay to Mutual of Omaha Investor Services, Inc. 50% of PFD's retention of any sales commission on sales of the Fund's Class A shares through such dealer.


The schedule of sales charges above is applicable to purchases of Class A shares of the Fund by an (i) an individual, (ii) an individual and his or her spouse and children under the age of 21 and (iii) a trustee or other fiduciary of a trust estate or fiduciary account or related trusts or accounts including pension, profit-sharing and other employee benefit trusts qualified under Section 401 or 408 of the Code of 1986, although more than one beneficiary is involved. The sales charges applicable to a current purchase of Class A shares of the Fund by a person listed above is determined by adding the value of shares to be purchased to the aggregate value (at the then current offering price) of shares of any of the other Pioneer mutual funds previously purchased and then owned, provided PFD is notified by such person or his or her broker-dealer each time a purchase is made which would qualify. Pioneer mutual funds include all mutual funds for which PFD serves as principal underwriter. See the "Letter of Intention" section of the Account Application.

Qualifying for a Reduced Sales Charge. Class A shares of the Fund may be sold at a reduced or eliminated sales charge to certain group plans ("Group Plans") under which a sponsoring organization makes recommendations to, permits group solicitation of, or otherwise facilitates purchases by, its employees, members or participants. Class A shares of the Fund may be sold at net asset value without a sales charge to 401(k) retirement plans with 100 or more participants or $500,000 or more in plan assets. In addition, Class A shares of the Fund may be sold at net asset value per share without a sales charge to Optional Retirement Program (the "Program") participants if (i) the employer has authorized a limited number of investment company providers for the Program, (ii) all authorized investment company providers offer their shares to Program participants at net asset value, (iii) the employer has agreed in writing to actively promote the authorized investment company providers to Program participants and (iv) the Program provides for a matching contribution for each participant contribution. Information about such arrangements is available from PFD.

Class A shares of the Fund may be sold at net asset value per share without a sales charge to: (a) current or former Trustees and officers of the Fund and partners and employees of its legal counsel; (b) current or former directors, officers, employees or sales representatives of PGI or its subsidiaries; (c) current or former directors, officers, employees or sales representatives of any subadviser or predecessor investment adviser to any investment company for which PMC serves as investment adviser, and the subsidiaries or affiliates of such persons; (d) current or former officers, partners, employees or registered representatives of broker-dealers which have entered into sales agreements with PFD; (e) members of the immediate families of any of the persons above; (f) any trust, custodian, pension, profit-sharing or other benefit plan of the foregoing persons; (g) insurance company separate accounts; (h) certain "wrap accounts" for the benefit of clients of investment advisers adhering to standards established by PFD; (i) other funds and accounts for which PMC or any of its affiliates serves as investment adviser or manager; and (j) certain unit investment trusts. Shares so purchased are purchased for investment purposes and may not be resold except through redemption or repurchase by or on behalf of the Fund. The availability of this privilege is conditioned upon the receipt by PFD of written notification of eligibility. Class A shares may also be sold at net asset value in connection with certain reorganization, liquidation, or acquisition transactions involving other investment companies or personal holding companies.

Reduced sales charges for Class A shares are available through an agreement to purchase a specified quantity of Fund shares over a designated 13-month period by completing the "Letter of Intention" section of the Account Application. Information about the Letter of Intention Procedure, including its terms, is contained in the Statement of Additional Information. Investors who are clients of a broker-dealer with a current sales agreement with PFD may purchase shares of the Fund at net asset value, without a sales charge, to the extent that the purchase price is paid out of proceeds from one or more redemptions by the investor of shares of certain other mutual funds. In order for a purchase to qualify for this privilege, the investor must document to the broker-dealer that the redemption occurred within the 60 days immediately preceding the purchase of shares of the Fund; that the client paid a sales charge on the original purchase of the shares redeemed; and that the mutual fund whose shares were redeemed also offers net asset value purchases to redeeming shareholders of any of the Pioneer mutual funds. Further details may be obtained from PFD.


Class B Shares

You may buy Class B shares at net asset value without the imposition of an initial sales charge. However, Class B shares redeemed within six years of purchase will be subject to a CDSC at the rates shown in the table below. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions.

The amount of the CDSC, if any, will vary depending on the number of years from the time of purchase until the time of redemption of Class B shares. For the purpose of determining the number of years from the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class B shares, the Fund will first redeem shares not subject to any CDSC, and then shares held longest during the six-year period. As a result, you will pay the lowest possible CDSC.

 Year Since                   CDSC as a Percentage of Dollar
Purchase                          Amount Subject to CDSC
-------------------------    --------------------------------
First                                      4.0%
Second                                     4.0%
Third                                      3.0%
Fourth                                     3.0%
Fifth                                      2.0%
Sixth                                      1.0%
Seventh and thereafter                      none

Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class B shares, including the payment of compensation to broker-dealers.


Class B shares will automatically convert into Class A shares at the end of the calendar quarter that is eight years after the purchase date, except as noted below. Class B shares acquired by exchange from Class B shares of another Pioneer mutual fund will convert into Class A shares based on the date of the initial purchase and the applicable CDSC. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Trustees may determine from time to time. The conversion of Class B shares to Class A shares is subject to the continuing availability of a ruling from the Internal Revenue Service ("IRS"), which the Fund has obtained, or an opinion of counsel that such conversions will not constitute taxable events for federal tax purposes. There can be no assurance that such ruling will be in effect at the time any particular conversion would normally occur. The conversion of Class B shares to Class A shares will not occur if such ruling is no longer in effect or such opinion is not available and, therefore, Class B shares would continue to be subject to higher expenses than Class A shares for an indeterminate period.

Class C Shares

You may buy Class C shares at net asset value without the imposition of an initial sales charge; however, Class C shares redeemed within one year of purchase will be subject to a CDSC of 1.00%. The charge will be assessed on the amount equal to the lesser of the current market value or the original purchase cost of the shares being redeemed. No CDSC will be imposed on increases in account value above the initial purchase price, including shares derived from the reinvestment of dividends or capital gains distributions. Class C shares do not convert to any other Class of Fund shares.

For the purpose of determining the time of any purchase, all payments during a quarter will be aggregated and deemed to have been made on the first day of that quarter. In processing redemptions of Class C shares, the Fund will first redeem shares not subject to any CDSC, and then shares held for the shortest period of time during the one-year period. As a result, you will pay the lowest possible CDSC.


Proceeds from the CDSC are paid to PFD and are used in whole or in part to defray PFD's expenses related to providing distribution-related services to the Fund in connection with the sale of Class C shares, including the payment of compensation to broker-dealers.

Waiver or Reduction of Contingent Deferred Sales Charge. The CDSC on Class B shares may be waived or reduced for non-retirement accounts if: (a) the redemption results from the death of all registered owners of an account (in the case of UGMAs, UTMAs and trust accounts, waiver applies upon the death of all beneficial owners) or a total and permanent disability (as defined in
Section 72 of the Code) of all registered owners occurring after the purchase of the shares being redeemed or (b) the redemption is made in connection with limited automatic redemptions as set forth in "Systematic Withdrawal Plans" (limited in any year to 10% of the value of the account in the Fund at the time the withdrawal plan is established).

The CDSC on Class B shares may be waived or reduced for retirement plan accounts if: (a) the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareholder or participant in an employer-sponsored retirement plan; (b) the distribution is to a participant in an IRA, 403(b) or employer-sponsored retirement plan, is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary or as scheduled periodic payments to a participant (limited in any year to 10% of the value of the participant's account at the time the distribution amount is established; a required minimum distribution due to the participant's attainment of age 70-1/2 may exceed the 10% limit only if the distribution amount is based on plan assets held by Pioneer); (c) the distribution is from a 401(a) or 401(k) retirement plan and is a return of excess employee deferrals or employee contributions or a qualifying hardship distribution as defined by the Code or results from a termination of employment (limited with respect to a termination to 10% per year of the value of the plan's assets in the Fund as of the later of the prior December 31 or the date the account was established unless the plan's assets are being rolled over to or reinvested in the same class of shares of a Pioneer mutual fund subject to the CDSC of the shares originally held); (d) the distribution is from an IRA, 403(b) or employer-sponsored retirement plan and is to be rolled over to or reinvested in the same class of shares in a Pioneer mutual fund and which will be subject to the applicable CDSC upon redemption; (e) the distribution is in the form of a loan to a participant in a plan which permits loans (each repayment of the loan will constitute a new sale which will be subject to the applicable CDSC upon redemption); or (f) the distribution is from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

The CDSC on Class C shares and on any Class A shares subject to a CDSC may be waived or reduced as follows: (a) for automatic redemptions as described in "Systematic Withdrawal Plans" (limited to 10% of the value of the account subject to the CDSC); (b) if the redemption results from the death or a total and permanent disability (as defined in Section 72 of the Code) occurring after the purchase of the shares being redeemed of a shareowner or participant in an employer-sponsored retirement plan; (c) if the distribution is part of a series of substantially equal payments made over the life expectancy of the participant or the joint life expectancy of the participant and his or her beneficiary; or (d) if the distribution is to a participant in an employer-sponsored retirement plan and is (i) a return of excess employee deferrals or contributions, (ii) a qualifying hardship distribution as defined by the Code, (iii) from a termination of employment,
(iv) in the form of a loan to a participant in a plan which permits loans, or
(v) from a qualified defined contribution plan and represents a participant's directed transfer (provided that this privilege has been pre-authorized through a prior agreement with PFD regarding participant directed transfers).

The CDSC on Class B and Class C shares and on any Class A shares subject to a CDSC may be waived or reduced for either non-retirement or retirement plan accounts if: (a) the redemption is made by any state, county, or city, or any instrumentality, department, authority, or agency thereof, which is prohibited by applicable laws from paying a contingent deferred sales charge in connection with the acquisition of shares of any registered investment management company; or (b) the redemption is made pursuant to the Fund's right to liquidate or involuntarily redeem shares in a shareholder's account.


Broker-Dealers. An order for any Class of Fund shares received by PFD from a broker-dealer prior to the close of regular trading on the Exchange is confirmed at the price appropriate for that Class as determined at the close of regular trading on the Exchange on the day the order is received, provided the order is received prior to PFD's close of business (usually, 5:30 p.m. Eastern Time). It is the responsibility of broker-dealers to transmit orders so that they will be received by PFD prior to its close of business.


General. The Fund reserves the right in its sole discretion to withdraw all or any part of the offering of shares when, in the judgment of the Fund's management, such withdrawal is in the best interest of the Fund. An order to purchase shares is not binding on, and may be rejected by, PFD until it has been confirmed in writing by PFD and payment has been received.

IX. HOW TO SELL FUND SHARES

You can arrange to sell (redeem) Fund shares on any day the Exchange is open by selling either some or all of your shares to the Fund.

You may sell your shares either through your broker-dealer or directly to the Fund. Please note the following:

(bullet) If you are selling shares from a retirement account, you must make your request in writing (except for exchanges to other Pioneer funds which can be requested by phone or in writing). Call 1-800-622-0176 for more information.

(bullet) If you are selling shares from a non-retirement account, you may use any of the methods described below.


Your shares will be sold at the share price next calculated after your order is received in good order less any applicable CDSC. Sale proceeds generally will be sent to you in cash, normally within seven days after your order is received in good order. The Fund reserves the right to withhold payment of the sale proceeds until checks received by the Fund in payment for the shares being sold have cleared, which may take up to 15 calendar days from the purchase date.


In Writing. You may sell your shares by delivering a written request, signed by all registered owners, in good order to PSC, however, you must use a written request, including a signature guarantee, to sell your shares if any of the following situations applies:

(bullet) you wish to sell over $50,000 worth of shares,

(bullet) your account registration or address has changed within the last 30 days,

(bullet) the check is not being mailed to the address on your account
         (address of record),

(bullet) the check is not being made out to the account owners, or

(bullet) the sale proceeds are being transferred to a Pioneer account with a different registration.

Your request should include your name, the Fund's name, your fund account number, the Class of shares to be redeemed, the dollar amount or number of shares to be redeemed, and any other applicable requirements as described below. Unless instructed otherwise, Pioneer will send the proceeds of the sale to the address of record. Fiduciaries or corporations are required to submit additional documents. For more information, contact PSC at 1-800-225-6292.

Written requests will not be processed until they are received in good order and accepted by PSC. Good order means that there are no outstanding claims or requests to hold redemptions on the account, certificates are endorsed by the record owner(s) exactly as the shares are registered and the signature(s) are guaranteed by an eligible guarantor. You should be able to obtain a signature guarantee from a bank, broker, dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings association. A notary public cannot provide a signature guarantee. Signature guarantees are not accepted by facsimile ("fax"). For additional information about the necessary documentation for redemption by mail, please contact PSC at 1-800-225-6292.

By Telephone or by Fax. Your account is automatically authorized to have the telephone redemption privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone redemption. The telephone redemption option is not available to retirement plan accounts. A maximum of $50,000 may be redeemed by telephone or fax and the proceeds may be received by check or bank wire or electronic funds transfer. To receive the proceeds by check: the check must be made payable exactly as the account is registered and the check must be sent to the address of record which must not have changed in the last 30 days. To receive the proceeds by bank wire or by electronic funds transfer: the proceeds must be sent to your bank address of record which must have been properly pre-designated either on your Account Application or on an Account Options Form and which must not have changed in the last 30 days. To redeem by fax send your redemption request to 1-800-225-4240. You may always elect to deliver redemption instructions to PSC by mail. See "Telephone Transactions and Related Liabilities" below. Telephone and fax redemptions will be priced as described above. You are strongly urged to consult with your financial representative prior to requesting a telephone redemption.

Selling Shares Through Your Broker-Dealer. The Fund has authorized PFD to act as its agent in the repurchase of shares of the Fund from qualified broker-dealers and reserves the right to terminate this procedure at any time.

Your broker-dealer must receive your request before the close of business on the Exchange and transmit it to PFD before PFD's close of business to receive that day's redemption price. Your broker-dealer is responsible for providing all necessary documentation to PFD and may charge you for its services.

Small Accounts. The minimum account value is $500. If you hold shares of the Fund in an account with a net asset value of less than the minimum required amount due to redemptions or exchanges, the Fund may redeem the shares held in this account at net asset value if you have not increased the net asset value of the account to at least the minimum required amount within six months of notice by the Fund to you of the Fund's intention to redeem the shares.


CDSC on Class A Shares. Purchases of Class A shares of $1,000,000 or more, or by participants in a Group Plan which were not subject to an initial sales charge, may be subject to a CDSC upon redemption. A CDSC is payable to PFD on these investments in the event of a share redemption within 12 months following the share purchase, at the rate of 1% of the lesser of the value of the shares redeemed (exclusive of reinvested dividend and capital gain distributions) or the total cost of such shares. Shares subject to the CDSC which are exchanged into another Pioneer mutual fund will continue to be subject to the CDSC of the shares originally held until the original 12-month period expires. However, no CDSC is payable upon redemption with respect to Class A shares purchased by 401(a) or 401(k) retirement plans with 1,000 or more eligible participants or with at least $10 million in plan assets.


General. Redemptions may be suspended or payment postponed during any period in which any of the following conditions exist: the Exchange is closed or trading on the Exchange is restricted; an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of the net assets of its portfolio; or the SEC, by order, so permits.

Redemptions and repurchases are taxable transactions to shareholders. The net asset value per share received upon redemption or repurchase may be more or less than the cost of shares to an investor, depending on the market value of the portfolio at the time of redemption or repurchase.

X. HOW TO EXCHANGE FUND SHARES


Written Exchanges. You may exchange your shares by sending a letter of instruction to PSC. Your letter should include your name, the name of the Pioneer mutual fund out of which you wish to exchange and the name of the fund into which you wish to exchange, your fund account number(s), the Class of shares to be exchanged and the dollar amount or number of shares to be exchanged. Written exchange requests must be signed by all record owner(s) exactly as the shares are registered.


Telephone Exchanges. Your account is automatically authorized to have the telephone exchange privilege unless you indicated otherwise on your Account Application or by writing to PSC. Proper account identification will be required for each telephone exchange. Telephone exchanges may not exceed $500,000 per account per day. Each telephone exchange request, whether by voice or by FactFone, will be recorded. You are strongly urged to consult with your financial representative prior to requesting a telephone exchange. See "Telephone Transactions and Related Liabilities" below.

Automatic Exchanges. You may automatically exchange shares from one Pioneer account for shares of the same Class in another Pioneer account on a monthly or quarterly basis. The accounts must have identical registrations and the originating account must have a minimum balance of $5,000. The exchange will be effective on the 18th day of the month.

General. Exchanges must be at least $1,000. You may exchange your investment from one Class of Fund shares at net asset value, without a sales charge, for shares of the same Class of any other Pioneer fund. Not all Pioneer funds offer more than one Class of shares. A new Pioneer account opened through an exchange must have a registration identical to that on the original account.


Shares which would normally be subject to a CDSC upon redemption will not be charged the applicable CDSC at the time of an exchange. Shares acquired in an exchange will be subject to the CDSC of the shares originally held. For purposes of determining the amount of any applicable CDSC, the length of time you have owned shares acquired by exchange will be measured from the date you acquired the original shares and will not be affected by any subsequent exchange.


Exchange requests received by PSC before 4:00 p.m. Eastern Time, will be effective on that day if the requirements above have been met, otherwise, they will be effective on the next business day. PSC will process exchanges only after receiving an exchange request in good order. There are currently no fees or sales charges imposed at the time of an exchange. An exchange of shares may be made only in states where legally permitted. For federal and (generally) state income tax purposes, an exchange is considered to be a sale of the shares of the fund exchanged and a purchase of shares in another fund. Therefore, an exchange could result in a gain or loss on the shares sold, depending on the tax basis of these shares and the timing of the transaction, and special tax rules may apply in particular circumstances.


You should consider the differences in objectives and policies of the Pioneer mutual funds, as described in each fund's current prospectus, before making any exchange. For the protection of the Fund's performance and shareholders, the Fund and PFD reserve the right to refuse any exchange request or restrict, at any time without notice, the number and/or frequency of exchanges to prevent abuses of the exchange privilege. Such abuses may arise from frequent trading in response to short-term market fluctuations, a pattern of trading by an individual or group that appears to be an attempt to "time the market," or any other exchange request which, in the view of management, will have a detrimental effect on the Fund's portfolio management strategy or its operations. In addition, the Fund and PFD reserve the right to charge a fee for exchanges or to modify, limit, suspend or discontinue the exchange privilege with notice to shareholders as required by law.


XI. DISTRIBUTION PLANS


The Fund has adopted a Plan of Distribution for each Class of shares (the "Class A Plan," "Class B Plan," and "Class C Plan") in accordance with Rule 12b-1 under the 1940 Act pursuant to which certain distribution and service fees are paid.


Pursuant to the Class A Plan, the Fund reimburses PFD for its actual expenditures to finance any activity primarily intended to result in the sale of Class A shares or to provide services to holders of Class A shares, provided the categories of expenses for which reimbursement is made are approved by the Fund's Board of Trustees. As of the date of this Prospectus, the Board of Trustees has approved the following categories of expenses for Class A shares of the Fund: (i) a service fee to be paid to qualified broker-dealers in an amount not to exceed 0.25% per annum of the Fund's daily net assets attributable to Class A shares; (ii) reimbursement to PFD for its expenditures for broker-dealer commissions and employee compensation on certain sales of the Fund's Class A shares with no initial sales charge (See "How to Buy Fund Shares"); and (iii) reimbursement to PFD for expenses incurred in providing services to Class A shareholders and supporting broker-dealers and other organizations (such as banks and trust companies) in their efforts to provide such services. Banks are currently prohibited under the Glass-Steagall Act from providing certain underwriting or distribution services. If a bank was prohibited from acting in any capacity or providing any of the described services, management would consider what action, if any, would be appropriate.

Expenditures of the Fund pursuant to the Class A Plan are accrued daily and may not exceed 0.25% of the Fund's average daily net assets attributable to Class A shares. Distribution expenses of PFD are expected to substantially exceed the distribution fees paid by the Fund in a given year. The Class A Plan may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund.


Both the Class B Plan and the Class C Plan provide that the Fund will pay a distribution fee at the annual rate of 0.75% of the Fund's average daily net assets attributable to the applicable Class of shares and will pay PFD a service fee at the annual rate of 0.25% of the Fund's average daily net assets attributable to that Class of shares. The distribution fee is intended to compensate PFD for its distribution services to the Fund. The service fee is intended to be additional compensation for personal services and/or account maintenance services with respect to Class B and Class C shares. PFD also receives the proceeds of any CDSC imposed on the redemption of Class B and Class C shares.

Commissions of 4%, equal to 3.75% of the amount invested and a first year's service fee equal to 0.25% of the amount invested in Class B shares, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the 13th month following the purchase.

Commissions of up to 1% of the amount invested in Class C shares, consisting of 0.75% of the amount invested and a first year's service fee of 0.25% of the amount invested, are paid to broker-dealers who have selling agreements with PFD. PFD may advance to dealers the first year service fee at a rate up to 0.25% of the purchase price of such shares and, as compensation therefore, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the 13th month following the purchase of Class C shares, dealers will become eligible for additional annual distribution fees and service fees of up to 0.75% and 0.25%, respectively, of the net asset value of such shares.

Dealers may from time to time be required to meet certain criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan or the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.


XII. DIVIDENDS, DISTRIBUTIONS AND TAXATION

The Fund has elected to be treated, has qualified, and intends to qualify each year as a "regulated investment company" under Subchapter M of the Code, so that it will not pay federal income taxes on income and capital gains distributed to shareholders at least annually.

Under the Code, the Fund will be subject to a nondeductible 4% excise tax on a portion of its undistributed income and capital gains if it fails to meet certain distribution requirements by the end of the calendar year. The Fund intends to make distributions in a timely manner and accordingly does not expect to be subject to the excise tax.


Dividends and other distributions and the proceeds of redemptions, exchanges or repurchases of Fund shares paid to individuals and other non-exempt payees will be subject to 31% backup withholding of federal income tax if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the number is correct and the shareholder is not subject to backup withholding or the Fund receives notice from the IRS or a broker that such withholding applies. Please refer to the Account Application for additional information.


The Fund pays dividends from net investment income and distributes its net realized short and long-term capital gains, if any, annually, usually in the month of December, with additional distributions made only as required to avoid federal income or excise tax. Unless shareholders specify otherwise, all distributions will be automatically reinvested in additional full and fractional shares of the Fund. Dividends from the Fund's net investment income, certain net foreign exchange gains and net short-term capital gains are taxable as ordinary income, and dividends from the Fund's net long-term capital gains are taxable as long-term capital gains. For federal income tax purposes, all dividends are taxable as described above whether a shareholder takes them in cash or reinvests them in additional shares of the Fund. Information as to the federal tax status of dividends and distributions will be provided annually to shareholders. For further information on the distribution options available to shareholders, see "Distribution Options" and "Directed Dividends" below.


In any year in which the Fund qualifies, it may make an election that will permit certain of its shareholders to take a credit (or, if more advantageous, a deduction) for foreign income taxes paid by the Fund. Each shareholder would then treat as an additional dividend his or her appropriate share of the amount of foreign taxes paid by the Fund. If this election is made, the Fund will notify its shareholders annually as to their share of the amount of foreign taxes paid and the foreign source income of the Fund.


The description above relates only to U.S. federal income tax consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents or U.S. corporations, partnerships, trust or estates, and who are subject to U.S. federal income tax. Shareholders should consult their own tax advisors regarding state, local and other applicable tax laws.


XIII. SHAREHOLDER SERVICES

PSC is the shareholder services and transfer agent for shares of the Fund. PSC, a Massachusetts corporation, is a wholly-owned subsidiary of PGI. PSC's offices are located at 60 State Street, Boston, Massachusetts 02109, and inquiries to PSC should be mailed to Pioneering Services Corporation, P.O. Box 9014, Boston, Massachusetts 02205-9014. Brown Brothers Harriman & Co. (the "Custodian") serves as custodian of the Fund's portfolio securities. The principal business address of the mutual fund division of the Custodian is 40 Water Street, Boston, Massachusetts 02109. The Custodian oversees a network of subcustodians and depositories in Europe.

Account and Confirmation Statements

PSC maintains an account for each shareholder and all transactions of the shareholder are recorded in this account. Confirmation statements showing details of transactions are sent to shareholders as transactions occur. The Pioneer Combined Account Statement, mailed quarterly, is available to shareholders who have more than one Pioneer account.

Shareholders whose shares are held in the name of an investment broker-dealer or other party will not normally have an account with the Fund and might not be able to utilize some of the services available to shareholders of record. Examples of services which might not be available are investment or redemption of shares by mail or telephone, automatic reinvestment of dividends and capital gains distributions, withdrawal plans, Letters of Intention, Rights of Accumulation, telephone exchanges, and newsletters.

Additional Investments


You may add to your account by sending a check (minimum of $50 for Class A shares and $500 for Class B and Class C shares) to PSC (account number and Class of shares should be clearly indicated). The bottom portion of a confirmation statement may be used as a remittance slip to make additional investments. Additions to your account, whether by check or through an Investomatic Plan, are invested in full and fractional shares of the Fund at the applicable offering price in effect as of the close of regular trading on the Exchange on the day of receipt.


Automatic Investment Plans

You may arrange for regular automatic investments of $50 or more through government/military allotments, payroll deduction or through a Pioneer Investomatic Plan. A Pioneer Investomatic Plan provides for a monthly or quarterly investment by means of a pre-authorized draft drawn on a checking account. Pioneer Investomatic Plan investments are voluntary, and you may discontinue the plan at any time without penalty upon 30 days' written notice. PSC acts as agent for the purchaser, the broker-dealer and PFD in maintaining these plans. See "How to Buy Fund Shares."

Financial Reports and Tax Information

As a shareholder, you will receive financial reports at least semiannually. In January of each year, the Fund will mail you information about the tax status of dividends and distributions.

Distribution Options

Dividends and capital gains distributions, if any, will automatically be invested in additional shares of the Fund, at the applicable net asset value per share, unless you indicate another option on the Account Application.

Two other options available are (a) dividends in cash and capital gains distributions in additional shares; and (b) all dividends and capital gains distributions in cash. These two options are not available, however, for retirement plans or for an account with a net asset value of less than $500. Changes in your distribution options may be made by written request to PSC.

Directed Dividends


You may elect (in writing) to have the dividends paid by one Pioneer mutual fund account invested in a second Pioneer mutual fund account. The value of this second account must be at least $1,000 ($500 for Pioneer Fund or Pioneer
II). Invested dividends may be in any amount, and there are no fees or charges for this service. Retirement plan shareholders may only direct dividends to accounts with identical registrations, i.e., PGA IRA Cust for John Smith may only go into another account registered PGA IRA Cust for John Smith.

Direct Deposit

If you have elected to take distributions, whether dividends or dividends and capital gains, in cash, or have established a Systematic Withdrawal Plan, you may choose to have those cash payments deposited directly into your savings, checking or NOW bank account. You may also establish this service by completing the appropriate section on the Account Application when opening a new account or the Account Options Form for an existing account.

Voluntary Tax Withholding

You may request (in writing) that PSC withhold 28% of the dividends and capital gains distributions paid from your account (before any reinvestment) and forward the amount withheld to the IRS as a credit against your federal income taxes. This option is not available for retirement plan accounts or for accounts subject to backup withholding.

Telephone Transactions and Related Liabilities


Your account is automatically authorized to have telephone transaction privileges unless you indicated otherwise on your Account Application or by writing to PSC. You may purchase, sell or exchange Fund shares by telephone. See "Share Price" and "How to Buy Fund Shares" for more information. For personal assistance, call 1-800-225-6292 between 8:00 a.m. and 9:00 p.m. Eastern Time on weekdays. Computer-assisted transactions may be available to shareholders who have pre-recorded certain bank information (see FactFone). You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. To confirm that each transaction instruction received by telephone is genuine, the Fund will record each telephone transaction, require the caller to provide the personal identification number ("PIN") for the account and send you a written confirmation of each telephone transaction. Different procedures may apply to accounts that are registered to non-U.S. citizens or that are held in the name of an institution or in the name of an investment broker-dealer or other third-party. If reasonable procedures, such as those described above, are not followed, the Fund may be liable for any loss due to unauthorized or fraudulent instructions. The Fund may implement other procedures from time to time. In all other cases, neither the Fund, PSC or PFD will be responsible for the authenticity of instructions received by telephone, therefore, you bear the risk of loss for unauthorized or fraudulent telephone transactions.


During times of economic turmoil or market volatility or as a result of severe weather or a natural disaster, it may be difficult to contact the Fund by telephone to institute a redemption or exchange. You should communicate with the Fund in writing if you are unable to reach the Fund by telephone.

FactFone(SM)

FactFone is an automated inquiry and telephone transaction system available to Pioneer shareholders by dialing 1-800-225-4321. FactFone allows you to obtain current information on your Pioneer mutual fund accounts and to inquire about the prices and yields of all publicly available Pioneer mutual funds. In addition, you may use FactFone to make computer-assisted telephone purchases, exchanges and redemptions from your Pioneer accounts if you have activated your PIN. Telephone purchases and redemptions require the establishment of a bank account of record. You are strongly urged to consult with your financial representative prior to requesting any telephone transaction. Shareholders whose accounts are registered in the name of a broker-dealer or other third party may not be able to use FactFone. See "How to Buy Fund Shares," "How to Exchange Fund Shares," "How to Sell Fund Shares" and "Telephone Transactions and Related Liabilities." Call PSC for assistance.

Retirement Plans

You should contact the Retirement Plans Department of PSC at 1-800-622-0176 for information relating to retirement plans for businesses, age-weighted profit sharing plans, Simplified Employee Pension Plans, IRAs, and Section 403(b) retirement plans for employees of certain non-profit organizations and public school systems, all of which are available in conjunction with investments in the Fund. The Account Application enclosed with this Prospectus should not be used to establish any of these plans. Separate applications are required.

Telecommunications Device for the Deaf (TDD)

If you have a hearing disability and you own TDD keyboard equipment, you can call our TDD number toll-free at 1-800-225-1997, weekdays from 8:30 a.m. to 5:30 p.m. Eastern Time to contact our telephone representatives with questions about your account.

Systematic Withdrawal Plans


If your account has a total value of at least $10,000 you may establish a Systematic Withdrawal Plan ("SWP") providing for fixed payments at regular intervals. Withdrawals will be limited to 10% of the value of the account if a CDSC is applicable. See "Waiver or Reduction of CDSC" for more information. Periodic payments of $50 or more will be sent to you, or any person designated by you, monthly or quarterly and your periodic redemptions may be taxable to you. Payments can be made either by check or electronic transfer to a bank account designated by you. If you direct that withdrawal payments be made to another person after you have opened your account, a signature guarantee must accompany your instructions. Purchases of Class A shares of the Fund at a time when you have a SWP in effect may result in the payment of unnecessary sales charges and may, therefore, be disadvantageous.


You may obtain additional information by calling PSC at 1-800-225-6292 or by referring to the Statement of Additional Information.

Reinstatement Privilege (Class A Shares Only)

If you redeem all or part of your Class A shares of the Fund, you may reinvest all or part of the redemption proceeds without a sales charge in Class A shares of the Fund if you send a written request to PSC not more than 90 days after your shares were redeemed. Your redemption proceeds will be reinvested at the next determined net asset value of the Class A shares of the Fund in effect immediately after receipt of the written request for reinstatement. You may realize a gain or loss for federal income tax purposes as a result of the redemption, and special tax rules may apply if a reinstatement occurs. In addition, if redemption resulted in a loss and an investment is made in shares of the Fund within 30 days before or after the redemption, you may not be able to recognize the loss for federal income tax purposes. Subject to the provisions outlined under "How to Exchange Fund Shares" above, you may also reinvest in Class A shares of other Pioneer mutual funds; in this case, you must meet the minimum investment requirement for each fund you enter.

The 90-day reinstatement period may be extended by PFD for periods of up to one year for shareholders living in areas that have experienced a natural disaster, such as a flood, hurricane, tornado or earthquake.

                             --------------------

   The options and services available to shareholders, including the terms of the Exchange Privilege and the Pioneer Investomatic Plan, may be revised, suspended or terminated at any time by PFD or by the Fund. You may establish the services described in this section when you open your account. You may also establish or revise many of them on an existing account by completing an Account Options Form, which you may request by calling 1-800-225-6292.

XIV. THE FUND

Pioneer Europe Fund is an open-end, diversified management investment company (commonly referred to as a mutual fund) organized as a Massachusetts business trust on June 22, 1990. The Fund has authorized an unlimited number of shares of beneficial interest. As an open-end management investment company, the Fund usually continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the then current net asset value per share. See "How to Sell Fund Shares." The Fund is not required, and does not intend, to hold annual shareholder meetings, although special meetings may be called for the purposes of electing or removing Trustees, changing fundamental investment restrictions or approving a management or subadvisory contract.


The Trustees have the authority, without further shareholder approval, to classify and reclassify the shares of the Fund, or any additional series of the Fund, into one or more classes. As of the date of this Prospectus, the Trustees have authorized the issuance of three classes of shares, designated Class A, Class B and Class C. The shares of each class represent an interest in the same portfolio of investments of the Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 distribution plans adopted by holders of those shares in connection with the distribution of shares. The Fund reserves the right to create and issue additional series of shares.


When issued and paid for in accordance with the terms of the Prospectus and Statement of Additional Information, shares of the Fund are fully-paid and non-assessable by the Fund. Shares will remain on deposit with the Fund's transfer agent and certificates will not normally be issued. The Fund reserves the right to charge a fee for the issuance of certificates.

XV. INVESTMENT RESULTS


The average annual total return (for a designated period of time) on an investment in the Fund may be included in advertisements, and furnished to existing or prospective shareholders. The average annual total return for each Class is computed in accordance with the SEC's standardized formula. The calculation for all Classes assumes the reinvestment of all dividends and distributions at net asset value and does not reflect the impact of federal or state income taxes. In addition, for Class A shares the calculation assumes the deduction of the maximum sales charge of 5.75%; for Class B and Class C shares the calculation reflects the deduction of any applicable CDSC. The periods illustrated would normally include one, five and ten years (or since the commencement of the public offering of the shares of a Class, if shorter) through the most recent calendar quarter.

One or more additional measures and assumptions, including but not limited to historical total returns; distribution returns; results of actual or hypothetical investments; changes in dividends, distributions or share values; or any graphic illustration of such data may also be used. These data may cover any period of the Fund's existence and may or may not include the impact of sales charges, taxes or other factors.


Other investments or savings vehicles and/or unmanaged market indexes, indicators of economic activity or averages of mutual funds results may be cited or compared with the investment results of the Fund. Rankings or listings by magazines, newspapers or independent statistical or rating services, such as Lipper Analytical Services, Inc., may also be referenced.


The Fund's investment results will vary from time to time depending on market conditions, the composition of the Fund's portfolio and operating expenses of the Fund. All quoted investment results are historical and should not be considered representative of what an investment in the Fund may earn in any future period. For further information about the calculation methods and uses of the Fund's investment results, see the Statement of Additional Information.

THE PIONEER FAMILY OF MUTUAL FUNDS


International Growth Funds

Pioneer International Growth Fund
Pioneer Europe Fund
Pioneer Emerging Markets Fund
Pioneer India Fund

Growth Funds

Pioneer Capital Growth Fund
Pioneer Mid-Cap Fund
Pioneer Growth Shares
Pioneer Small Company Fund
Pioneer Gold Shares

Growth and Income Funds

Pioneer Equity-Income Fund
Pioneer Fund
Pioneer II
Pioneer Real Estate Shares

Income Funds

Pioneer Short-Term Income Trust
Pioneer America Income Trust
Pioneer Bond Fund
Pioneer Income Fund

Tax-Free Income Funds

Pioneer Tax-Free Income Fund*
Pioneer Intermediate Tax-Free Fund*

Money Market Funds

Pioneer U.S. Government Money Fund
Pioneer Cash Reserves Fund

*Not suitable for retirement accounts.

Notes

[Cover]

Pioneer
Europe Fund
60 State Street
Boston, Massachusetts 02109

OFFICERS

JOHN F. COGAN, JR., Chairman and President
DAVID D. TRIPPLE, Executive Vice President
DR. NORMAN KURLAND, Vice President
WILLIAM H. KEOUGH, Treasurer
JOSEPH P. BARRI, Secretary


CUSTODIAN

BROWN BROTHERS HARRIMAN & CO.


INDEPENDENT PUBLIC ACCOUNTANTS

ARTHUR ANDERSEN LLP


LEGAL COUNSEL

HALE AND DORR



0296-3184
(C)Pioneer Funds Distributor, Inc.



[Pioneer logo]

PRINCIPAL UNDERWRITER

PIONEER FUNDS DISTRIBUTOR, INC.


SHAREHOLDER SERVICES AND TRANSFER AGENT


PIONEERING SERVICES CORPORATION
60 State Street
Boston, Massachusetts 02109
Telephone: 1-800-225-6292

SERVICE INFORMATION

If you would like information on the following, please call:

Existing and new accounts, prospectuses,
 applications, service forms
 and telephone transactions .......................... 1-800-225-6292

FactFone(SM)
 Automated fund yields, automated prices and
 account information ................................. 1-800-225-4321

Retirement plans ..................................... 1-800-622-0176

Toll-free fax ........................................ 1-800-225-4240

Telecommunications Device for the Deaf (TDD) ......... 1-800-225-1997

                               PIONEER EUROPE FUND
                                 60 State Street
                           Boston, Massachusetts 02109


                       STATEMENT OF ADDITIONAL INFORMATION


                       Class A, Class B and Class C Shares
                                February 28, 1996


         This Statement of Additional Information (Part B of the Registration Statement) is not a Prospectus, but should be read in conjunction with the Prospectus (the "Prospectus") dated February 28, 1996, as amended and/or supplemented from time to time, of Pioneer Europe Fund (the "Fund"). A copy of the Prospectus can be obtained free of charge by calling Shareholder Services at 1-800-225-6292 or by written request to the Fund at 60 State Street, Boston, Massachusetts 02109. The most recent Annual Report to Shareholders is attached to, and is hereby incorporated into, this Statement of Additional Information.


                                TABLE OF CONTENTS

                                                                          Page


1.  Investment Policies and Restrictions...................................   2
2.  Management of the Fund.................................................   9
3.  Investment Manager.....................................................  14
4.  Principal Underwriter..................................................  15
5.  Distribution Plans.....................................................  15
6.  Shareholder Servicing/Transfer Agent...................................  18
7.  Custodian..............................................................  18
8.  Independent Public Accountants.........................................  18
9.  Portfolio..............................................................  18
10. Tax....................................................................  20
11. Description of Shares..................................................  22
12. Certain Liabilities....................................................  23
13. Letter of Intention....................................................  23
14. Systematic Withdrawal Plan.............................................  24
15. Determination of Net Asset Value.......................................  24
16. Investment Results.....................................................  25
17. Financial..............................................................  27
    Appendix A............................................................. A-1
    Appendix B............................................................. B-1


                            -------------------------

       THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS
                   AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
      INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS

1.       INVESTMENT POLICIES AND RESTRICTIONS

         The Fund's Prospectus presents the investment objective and the principal investment policies of the Fund. Additional investment policies and a further description of some of the policies described in the Prospectus appear below. Capitalized terms not otherwise defined herein have the meaning given to them in the Prospectus.

         The following policies and restrictions supplement those discussed in the Prospectus. Except with respect to the policy on borrowing described below, whenever an investment policy or restriction states a maximum percentage of the Fund's assets that may be invested in any security or presents a policy regarding quality standards, this standard or other restrictions shall be determined immediately after and as a result of the Fund's investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether the investment complies with the Fund's investment objective and policies, other than the policy on borrowing.

Lending of Portfolio Securities

         The Fund may lend portfolio securities to member firms of the New York Stock Exchange, under agreements which require that the loans be fully collateralized by cash, cash equivalents or United States ("U.S.") Treasury Bills whose market value is not less than 100% of the securities loaned, marked to market daily. The Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the collateral. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment.

         As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund will lend portfolio securities only to firms which have been approved in advance by the Fund's Board of Trustees. Pioneering Management Corporation ("PMC"), the Fund's investment adviser, will monitor the creditworthiness of any such firms pursuant to standards approved by the Fund's Board of Trustees. At no time would the value of the securities loaned exceed 30% of the value of the Fund's total assets. The Fund did not lend portfolio securities during the last fiscal year and has no present intention to engage in any material portfolio lending in the future.

Forward Foreign Currency Contracts

         The foreign currency transactions of the Fund may be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. The Fund also has authority to deal in forward foreign currency exchange contracts involving currencies as a hedge against possible variations in the foreign exchange rate between these currencies and the U.S. dollar. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. The Fund's dealings in forward foreign currency contracts will be limited to hedging either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency contracts with respect to specific receivables or payables of the Fund accruing in connection with the purchase and sale of its portfolio securities denominated in foreign currencies. Portfolio hedging is the use of forward foreign currency contracts to offset portfolio security positions denominated or quoted in such foreign currencies. There is no guarantee that the Fund will be engaged in hedging activities when adverse exchange rate movements occur. The Fund will not attempt to hedge all of its foreign portfolio positions and will enter into such transactions only to the extent, if any, deemed appropriate by PMC. The Fund will not enter into speculative forward foreign currency contracts.

         If the Fund enters into a forward contract to purchase foreign currency, its custodian bank will segregate cash or liquid, high grade debt securities in a separate account of the Fund in an amount equal to the value of the Fund's total assets committed to the consummation of such forward contract. Those assets will be valued at market daily and if the value of the assets in the separate account declines or the amount of the Fund's obligation on such forward contract increases, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Fund's commitment with respect to such contracts.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also limit the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates.

         The cost to the Fund of engaging in foreign currency transactions varies with such factors as the currency involved, the size of the contract, the length of the contract period and the market conditions then prevailing. Since transactions in foreign currency and forward contracts are usually conducted on a principal basis, no fees or commissions are involved. The Fund may close out a forward position in a currency by selling the forward contract or entering into an offsetting forward contract.

Options on Foreign Currencies

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that of transactions in forward contracts. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such decreases in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency declines, the Fund will have the right to sell such currency for a fixed amount of dollars which exceeds the market value of such currency. This would result in a gain that may offset, in whole or in part, the negative effect of currency depreciation on the value of the Fund's securities denominated in that currency.

         Conversely, if a rise in the dollar value of a currency is projected for those securities to be acquired, thereby increasing the cost of such securities, the Fund may purchase call options on such currency. If the value of such currency increases, the purchase of such call options would enable the Fund to purchase currency for a fixed amount of dollars which is less than the market value of such currency. Such a purchase would result in a gain that may offset, at least partially, the effect of any currency related increase in the price of securities the Fund intends to acquire. As in the case of other types of options transactions, however, the benefit the Fund derives from purchasing foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would deprive it of a portion or all of the benefits of advantageous changes in such rates.

         The Fund may also write options on foreign currencies for hedging purposes. For example, if a Fund anticipated a decline in the dollar value of foreign currency denominated securities because of declining exchange rates, it could, instead of purchasing a put option, write a covered call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the decrease in value of portfolio securities will be offset by the amount of the premium received by the Fund.

         Similarly, the Fund could write a put option on the relevant currency, instead of purchasing a call option, to hedge against an anticipated increase in the dollar cost of securities to be acquired. If exchange rates move in the manner projected, the put option will expire unexercised and allow the Fund to offset such increased cost up to the amount of the premium. However, as in the case of other types of options transactions, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, only if rates move in the expected direction. If unanticipated exchange rate fluctuations occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be fully offset by the amount of the premium. As a result of writing options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in currency exchange rates.

         A call option written on foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency subject to the call, or if it has an absolute and immediate right to acquire that foreign currency without additional cash consideration. A call option is also covered if the Fund holds a call on the same foreign currency for the same principal amount as the call written where the exercise price of the call held is (a) equal to or less than the exercise price of the call written or (b) greater than the exercise price of the call written if the amount of the difference is maintained by the Fund in cash and liquid, high grade debt securities in a segregated account with its custodian.

         The Fund may close out its position in a currency option by either selling the option it has purchased or entering into an offsetting option.

Futures Contracts and Options on Future Contracts

         All futures contracts entered into by the Fund are traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the "CFTC") or on foreign exchanges.

         Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

         When interest rates are rising or securities prices are falling, the Fund can seek to offset a decline in the value of its current portfolio securities through the sale of futures contracts. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, the Fund can sell futures contracts on a specified currency to seek to protect against a decline in the value of such currency and a decline in the value of its portfolio securities which are denominated in such currency. The Fund can purchase futures contracts on foreign currency to establish the price in U.S. dollars of a security denominated in such currency that the Fund has acquired or expects to acquire.

         Positions taken in the futures markets are not normally held to maturity but are instead liquidated through offsetting transactions which may result in a profit or a loss. While futures contracts on securities or currency will usually be liquidated in this manner, the Fund may instead make, or take, delivery of the underlying securities or currency whenever it appears economically advantageous to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.


         Hedging Strategies. Hedging, by use of futures contracts, seeks to establish with more certainty the effective price, rate of return and currency exchange rate on portfolio securities and securities that the Fund owns or proposes to acquire. The Fund may, for example, take a "short" position in the futures market by selling futures contracts in an attempt to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the value of the Fund's portfolio securities. Such futures contracts may include contracts for the future delivery of securities held by the Fund or securities with characteristics similar to those of the Fund's portfolio securities. Similarly, the Fund may sell futures contracts in currency in which its portfolio securities are denominated or in one currency to seek to hedge against fluctuations in the value of securities denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of PMC, there is a sufficient degree of correlation between price trends for the Fund's portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of its hedging strategy. Although under some circumstances prices of securities in the Fund's portfolio may be more or less volatile than prices of such futures contracts, PMC will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund's securities portfolio. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund's portfolio securities would be substantially offset by a decline in the value of the futures position.

         On other occasions, the Fund may take a "long" position by purchasing futures contracts. This would be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.

         Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

         The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing call options on futures (and in entering into futures transactions) is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

         The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same series. There is no guarantee that such closing transactions can be effected. The Fund's ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

         Other Considerations. The Fund will engage in futures and related options transactions for bona fide hedging purposes in accordance with CFTC regulations or to seek to increase total return to the extent permitted by such regulations, which permit principals of an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), to engage in such transactions without registering as commodity pool operators. The Fund is not permitted to engage in speculative futures trading. The Fund will determine that the price fluctuations in the futures contracts and options on futures used for hedging purposes are substantially related to price fluctuations in securities held by the Fund or which it expects to purchase.

         Except as stated below, the Fund's futures transactions will be entered into for traditional hedging purposes -- i.e., futures contracts will be sold to seek to protect against a decline in the price of securities (or the currency in which they are denominated) that the Fund owns, or futures contracts will be purchased to seek to protect the Fund against an increase in the price of securities (or the currency in which they are denominated) it intends to purchase. As evidence of this hedging intent, the Fund expects that on 75% or more of the occasions on which it takes a long futures or option position (involving the purchase of futures contracts), the Fund will have purchased, or will be in the process of purchasing, equivalent amounts of related securities or assets denominated in the related currency in the cash market at the time when the futures or option position is closed out. However, in particular cases, when it is economically advantageous for the Fund to do so, a long futures position may be terminated or an option may expire without the corresponding purchase of securities or other assets. As an alternative to literal compliance with the bona fide hedging definition, a CFTC regulation permits the Fund to elect to comply with a different test, under which the sum of the amounts of initial margin deposits on the Fund's existing futures contracts and premiums paid for options on futures entered into for the purpose of seeking to increase total return (net of the amount the positions are "in the money") would not exceed 5% of the market value of the Fund's net assets.  The Fund will engage in transactions  in futures  contracts and related options only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), for maintaining its qualification as a regulated investment company for federal income tax purposes.

         While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, while the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

         Perfect correlation between the Fund's futures positions and portfolio positions will be difficult to achieve because no futures contracts based on foreign corporate equity securities are currently available. The only futures contracts available to hedge the Fund's portfolio are various futures on U.S. Government securities and foreign currencies, futures on a municipal securities index and stock index futures. In addition, it is not possible to hedge fully or perfectly against the effect of currency fluctuations on the value of foreign securities because currency movements impact the value of different securities to different degrees.

Securities Index Options

         The Fund may purchase call and put options on securities indices for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the Fund's securities or securities the Fund intends to buy. Securities index options will not be used for speculative purposes.

         Currently, options on stock indices are traded only on national securities exchanges and over-the-counter, both in the U.S. and in foreign countries. A securities index fluctuates with changes in the market values of the securities included in the index. For example, some stock index options are based on a broad market index such as the S&P 500 or the Value Line Composite Index in the U.S., the Nikkei in Japan or the FTSE 100 in the United Kingdom. Index options may also be based on a narrower market index such as the S&P 100 or on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index.

         The Fund may purchase put options in an attempt to hedge against an anticipated decline in securities prices that might adversely affect the value of the Fund's portfolio securities. If the Fund purchases a put option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, the Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially offset by an increase in the value of the Fund's portfolio securities.

         The Fund may purchase call options on securities indices in order to remain fully invested in a particular foreign stock market or to lock in a favorable price on securities that it intends to buy in the future. If the Fund purchases a call option on a securities index, the amount of the payment it receives upon exercising the option depends on the extent of an increase in the level of other securities indices above the exercise price. Such payments would in effect allow the Fund to benefit from securities market appreciation even though it may not have had sufficient cash to purchase the underlying securities. Such payments may also offset increases in the price of securities that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, the Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially offset by a reduction in the price the Fund pays to buy additional securities for its portfolio.

         The Fund may sell the securities index option it has purchased or write a similar offsetting securities index option in order to close out a position in a securities index option which it has purchased. These closing sale transactions enable the Fund immediately to realize gains or minimize losses on its options positions. However, there is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market may exist. In addition, securities index prices may be distorted by interruptions in the trading of securities of certain companies or of issuers in certain industries, or by restrictions that may be imposed by an exchange on opening or closing transactions, or both, which would disrupt trading in options on such indices and preclude the Fund from closing out its options positions. If the Fund is unable to effect a closing sale transaction with respect to options that it has purchased, it would have to exercise the options in order to realize any profit.


         The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that can not be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Personnel of PMC have experience in options transactions and gains and losses on investments in options (and futures as described above) depend on PMC's ability to predict correctly the direction of stock prices, currency exchange and interest rates and other economic factors.


         In addition to the risks of imperfect correlation between the Fund's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost. This could occur as a result of unanticipated movements in prices of the securities comprising the securities index on which the option is based.

Investment Restrictions

         Fundamental Investment Restrictions. The following list presents all of the fundamental investment restrictions applicable to the Fund. These restrictions cannot be changed without the affirmative vote of the holders of a majority of the Fund's outstanding shares. As used in the Prospectus and this Statement of Additional Information, such approval means the approval of the lesser of (i) the holders of 67% or more of the shares represented at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) the holders of more than 50% of the outstanding shares. Pursuant to these restrictions, the Fund may not:

         (1)......borrow money, except from banks to meet redemptions in amounts not exceeding 33 1/3% (taken at the lower of cost or current value) of its total assets (including the amount borrowed);

         (2)......purchase   securities  of  an  issuer  (other  than  the  U.S.
Government, its agencies or instrumentalities), if such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

         (3)......purchase  securities for the purpose of controlling management of other companies;

         (4)......invest in commodities or commodity contracts,  except interest rate futures contracts, options on securities, securities indices, currency and other financial instruments, futures contracts on securities, securities indices, currency and other financial instruments and options on such futures contracts, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies;

         (5)......invest  in real estate or interests  therein,  except that the
Fund may invest in readily marketable securities, other than limited partnership interests, of companies that invest in real estate;

         (6)......make loans,  provided that the lending of portfolio securities and the purchase of debt securities pursuant to the Fund's investment objective shall not be deemed loans for the purposes of this restriction;

         (7)......act  as an  underwriter,  except  as it may be deemed to be an underwriter in a sale of restricted securities;

         (8)......issue  senior securities,  except as permitted by restrictions numbers 1, 4 and 6 above, and, for purposes of this restriction, the issuance of shares of beneficial interest in multiple classes or series, the purchase or sale of options, futures contracts and options on futures contracts, forward commitments, forward foreign currency exchange contracts and repurchase agreements entered into in accordance with the Fund's investment policies, and the pledge, mortgage or hypothecation of the Fund's assets within the meaning of restriction number 9 below are not deemed to be senior securities;

         (9)......guarantee  the securities of any other  company,  or mortgage, pledge, hypothecate, assign or otherwise encumber as security for indebtedness its securities or receivables in an amount exceeding the amount of the borrowing secured thereby; or

         (10).....invest  more than 5% of its total assets in  convertible  debt securities rated by a national ratings agency below investment grade.

         In addition to the foregoing fundamental restrictions, at least 75% of the value of the Fund's total assets must be represented by cash and cash items, U.S. Government securities, securities of other investment companies, and other securities for the purpose of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of the Fund and to not more than 10% of the outstanding voting securities of such issuer.

         It is the policy of the Fund not to concentrate its investments in securities of companies in any particular industry. In the opinion of the staff of the Securities and Exchange Commission (the "SEC"), investments are deemed to be concentrated in a particular industry if such investments constitute 25% or more of the Fund's total assets. The 1940 Act provides that the policy of the Fund with respect to concentration is a fundamental policy.

         Non-Fundamental Investment Restrictions. The following list represents non-fundamental investment restrictions applicable to the Fund. These non-fundamental restrictions may be changed by a vote of the Board of Trustees without shareholder approval.

         The Fund may not:

         (a)......purchase  securities  "on margin" or effect  "short  sales" of securities;

         (b)......acquire the securities of other domestic or foreign investment companies or investment funds if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of closed-end investment companies,
(ii) such purchase would result in more than 3% of the total outstanding voting securities of any one such closed-end investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one such closed-end investment company, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other investment company or fund. The Fund will not invest in the securities of any open-end investment company, except in connection with a plan of merger or consolidation with or acquisition of substantially all the assets of such other open-end investment company;

         (c)......purchase  any  security,  including any  repurchase  agreement maturing in more than seven days, which is illiquid, if more than 15% of the net assets of the Fund, taken at market value, would be invested in such securities;

         (d)......purchase  or retain the  securities of any company if officers or Trustees of the Fund, or officers and directors of its advisers or principal underwriter, individually own more than one-half of 1% of the securities of such company or collectively own more than 5% of the securities of such company.

         In order to register its shares in certain jurisdictions, the Fund has agreed to adopt certain additional investment restrictions, which are not fundamental and which may be changed by a vote of the Fund's Board of Trustees. Pursuant to these additional investment restrictions, the Fund may not (i) invest more than 2% of its assets in warrants, valued at the lower of cost or market, provided that it may invest up to 5% of its total assets, as so valued, in warrants listed on a recognized securities exchange, and provided further that warrants acquired in units or attached to securities shall be deemed for this purpose to have no value, (ii) write (sell) uncovered calls or puts or any combination thereof or purchase calls, puts, straddles, spreads or any combination thereof, or (iii) invest in interests in oil, gas or other mineral exploration or development leases or programs, (iv) purchase the securities of any enterprise which has a business history of less than three years, including the operation of any predecessor business to which it has succeeded. The Fund does not intend to borrow money during the coming year, and will do so only as a temporary measure for extraordinary purposes or to facilitate redemptions. The Fund will not purchase securities while any borrowings are outstanding.

2.       MANAGEMENT OF THE FUND

         The Fund's Board of Trustees provides broad supervision over the affairs of the Fund. The officers of the Fund are responsible for the Fund's operations. The Trustees and executive officers of the Fund are listed below, together with their principal occupations during the past five years. An asterisk indicates those Trustees who are interested persons of the Fund within the meaning of the 1940 Act.


JOHN F. COGAN,  JR.*,  Chairman of the Board,  President and Trustee,  DOB: June
1926

    President, Chief Executive Officer and a Director of The Pioneer Group, Inc. ("PGI"); Chairman and a Director of Pioneering Management Corporation ("PMC") and Pioneer Funds Distributor, Inc. ("PFD"); Director of Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC") and Forest-Starma (a Russian corporation); President and Director of Pioneer Plans Corporation ("PPC"), Pioneer Investment Corp. ("PIC"), Pioneer Metals and Technology, Inc. ("PMT"), Pioneer International Corp. ("PIntl"), Pioneer First Russia, Inc. ("First Russia") and Pioneer Omega, Inc. ("Omega"); Chairman of the Board and Director of Pioneer Goldfields Limited ("PGL") and Teberebie Goldfields Limited; Chairman of the Supervisory Board of Pioneer Fonds Marketing, GmbH ("Pioneer GmbH"); Member of the Supervisory Board of Pioneer First Polish Trust Fund Joint Stock Company ("PFPT"); Chairman, President and Trustee of all of the Pioneer mutual funds and Partner, Hale and Dorr (counsel to the Fund).

RICHARD H. EGDAHL, M.D., Trustee, DOB: December 1926
Boston University Health Policy Institute, 53 Bay State Rd., Boston, MA 02115

   Professor of Management, Boston University School of Management; Professor of Public Health, Boston University School of Public Health; Professor of Surgery, Boston University School of Medicine; Director, Boston University Health Policy Institute and Boston University Medical Center; Executive Vice President and Vice Chairman of the Board, University Hospital; Academic Vice President for Health Affairs, Boston University; Director, Essex Investment Management Company, Inc. (investment adviser), Health Payment Review, Inc. (health care containment software firm), Mediplex Group, Inc. (nursing care facilities firm), Peer Review Analysis, Inc. (health care facilities firm) and Springer-Verlag New York, Inc. (publisher); Honorary Trustee, Franciscan Children's Hospital and Trustee of all of the Pioneer mutual funds.

MARGARET B.W. GRAHAM, Trustee, DOB: May 1947
The Keep, P.O. Box 110. Little Deer Isle, ME 04650

   Founding Director, Winthrop Group, Inc. (consulting firm) since 1982; Manager of Research Operations, Xerox Palo Alto Research Center, from 1991 to 1994; Professor of Operations Management and Management of Technology, Boston University School of Management ("BUSM"), from 1989 to 1993 and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

JOHN W. KENDRICK, Trustee, DOB: July 1917
6363 Waterway Drive, Falls Church, VA 22044

   Professor Emeritus and Adjunct Scholar, George Washington University; Economic Consultant and Director, American Productivity and Quality Center; American Enterprise Institute and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

MARGUERITE A. PIRET, Trustee, DOB: May 1948
One Boston Place, Suite 2635, Boston, MA 02108

    President, Newbury, Piret & Company, Inc. (merchant banking firm) and Trustee of all of the Pioneer mutual funds.

DAVID D. TRIPPLE*, Trustee and Executive Vice President, DOB: February 1944

   Executive Vice President and a Director of PGI; President, Chief Investment Officer and a Director of PMC; Director of PFD, PCC, PIC, PIntl , First Russia, Omega and Pioneer SBIC Corporation, Executive Vice President and Trustee of all of the Pioneer mutual funds.

STEPHEN K. WEST, Trustee, DOB: September 1928
125 Broad Street, New York, NY 10004

   Partner, Sullivan & Cromwell (law firm); Trustee, The Winthrop Focus Funds (mutual funds) and Trustee of all of the Pioneer mutual funds.

JOHN WINTHROP, Trustee, DOB: June 1936
One North Adgers Wharf, Charleston, SC 29401

    President, John Winthrop & Co., Inc. (private investment firm); Director of NUI Corp.; Trustee of Alliance Capital Reserves, Alliance Government Reserves and Alliance Tax Exempt Reserves and Trustee of all of the Pioneer mutual funds, except Pioneer Variable Contracts Trust.

NORMAN KURLAND, Vice President, DOB: November 1949

   Senior Vice President of PMC since 1993; Vice President of PMC from 1990 to 1993; Vice President of Pioneer India Fund, Pioneer Emerging Markets Fund and Pioneer International Growth Fund.

WILLIAM H. KEOUGH, Treasurer, DOB: April 1937

   Senior Vice President, Chief Financial Officer and Treasurer of PGI; Treasurer of PFD, PMC, PSC, PCC, PIC, PIntl, PMT, PGL, First Russia, Omega and Pioneer SBIC Corporation; Treasurer and Director of PPC and Treasurer of all of the Pioneer mutual funds.

JOSEPH P. BARRI, Secretary, DOB: August 1946

   Secretary of PGI, PMC, PPC, PIC, PIntl, PMT, First Russia, Omega and PCC; Clerk of PFD and PSC; Partner, Hale and Dorr (counsel to the Fund) and Secretary of all of the Pioneer mutual funds.

ERIC W. RECKARD, Assistant Treasurer, DOB: June 1956

   Manager  of Fund  Accounting  of PMC  since May 1994,  Manager  of  Auditing,
Compliance and Business Analysis for PGI prior to May 1994 and Assistant Treasurer of all of the Pioneer mutual funds.

ROBERT P. NAULT, Assistant Secretary, DOB:  March 1964

   General Counsel and Assistant Secretary of PGI since 1995; Assistant Secretary of PMC, PIntl, PGL, First Russia, Omega and all of the Pioneer mutual funds; Assistant Clerk of PFD and PSC: and formerly of Hale and Dorr (counsel to the Fund) where he most recently served as junior partner.

   The Fund's Amended and Restated Declaration of Trust (the "Declaration of Trust") provides that the holders of two-thirds of its outstanding shares may vote to remove a Trustee of the Fund at any meeting of shareholders. See "Description of Shares" below. The business address of all officers is 60 State Street, Boston, Massachusetts 02109. All of the outstanding capital stock of PFD, PMC and PSC is owned, directly or indirectly, by PGI, a publicly-owned Delaware corporation. PMC, the Fund's investment adviser, serves as the investment adviser for the Pioneer mutual funds listed below and manages the investments of certain institutional accounts.

   The table below lists all the Pioneer mutual funds currently offered to the public and the investment adviser and principal underwriter for each fund.

                                                    Investment     Principal
Fund Name                                             Adviser     Underwriter


Pioneer International Growth Fund                       PMC           PFD
Pioneer Europe Fund                                     PMC           PFD
Pioneer Emerging Markets Fund                           PMC           PFD
Pioneer India Fund                                      PMC           PFD
Pioneer Capital Growth Fund                             PMC           PFD
Pioneer Mid-Cap Fund                                    PMC           PFD
Pioneer Growth Shares                                   PMC           PFD
Pioneer Small Company Fund                              PMC           PFD
Pioneer Gold Shares                                     PMC           PFD
Pioneer Equity-Income Fund                              PMC           PFD
Pioneer Fund                                            PMC           PFD
Pioneer II                                              PMC           PFD
Pioneer Real Estate Shares                              PMC           PFD
Pioneer Short-Term Income Trust                         PMC           PFD
Pioneer America Income Trust                            PMC           PFD
Pioneer Bond Fund                                       PMC           PFD
Pioneer Income Fund                                     PMC           PFD
Pioneer Intermediate Tax-Free Fund                      PMC           PFD
Pioneer Tax-Free Income Fund                            PMC           PFD
Pioneer New York Triple Tax-Free Fund                   PMC           PFD
Pioneer Massachusetts
 Double Tax-Free Fund                                   PMC           PFD
Pioneer California Double Tax-Free Fund                 PMC           PFD
Pioneer U.S. Government Money Fund                      PMC           PFD
Pioneer Cash Reserves Fund                              PMC           PFD
Pioneer Interest Shares, Inc.                           PMC         Note 1
Pioneer Variable Contracts Trust                        PMC         Note 2


-----------------
Note 1 This fund is a closed-end fund.

Note 2 This is a series of eight separate portfolios designed to provide investment vehicles for the variable annuity and variable life insurance contracts of various insurance companies or for certain qualified pension plans.


         PMC, the Fund's investment adviser, also manages the investments of certain institutional private accounts. To the knowledge of the Fund, no officer or Trustee of the Fund owned 5% or more of the issued and outstanding shares of PGI as of the date of this Statement of Additional Information, except Mr. Cogan who then owned approximately 15% of such shares. As of the date of this Statement of Additional Information, the Trustees and officers of the Fund owned beneficially in the aggregate less than 1% of the outstanding shares of the Fund. As of such date, to the knowledge of the Fund, no person owned more than 5% of the outstanding shares of the Fund.


Remuneration of Trustees


         The Fund pays an annual trustees' fee to each Trustee who is not affiliated with PGI, PMC, PFD or PSC consisting of two components: (a) a base fee of $500 and (b) a variable fee, calculated on the basis of the Fund's average net assets, estimated to be approximately $91 for 1996. In addition, the Fund pays a per meeting fee of $120 to each Trustee who is not affiliated with PGI, PMC, PFD or PSC. The Fund also pays an annual committee participation fee to each Trustee who serves as a member of any committees established to act on behalf of one or more of the of Pioneer mutual funds. Committee fees are allocated to the Fund on the basis of the Fund's average net assets. Each Trustee who is a member of the Audit Committee for the Pioneer mutual funds receives an annual fee equal to 10% of the aggregate annual trustees' fee, except the Committee Chairperson who receives an annual trustees' fee equal to 20% of the aggregate annual trustees' fee. The 1996 fees for the Audit Committee members and Chairperson are expected to be approximately $6,000 and $12,000, respectively. Members of the Pricing Committee for the Pioneer mutual funds, as well as any other committee which renders material functional services to the Board of Trustees for the Pioneer mutual funds, receives an annual fee equal to 5% of the annual trustees' fee, except the Committee Chairperson who will receive an annual trustees' fee equal to 10% of the annual trustees' fee. The 1996 fees for the Pricing Committee members and Chairperson are expected to be approximately $3,000 and $6,000, respectively. Any such fees paid to affiliates or interested persons of PGI, PMC, PFD or PSC are reimbursed to the Fund under its Management Contract. The Fund pays no salaries of compensation to any of its officers.

         The following table provides information regarding the compensation paid by the Fund and the other Pioneer mutual funds to the Trustees for their services for the Fund's most recently completed fiscal year. The Fund paid no salaries or compensation to any of its officers. The Fund paid an annual trustees' fee of $1,000 plus $100 per meeting attended to each Trustee who was not an interested person of PMC, PFD or PGI and paid an annual trustees' fee of $500 plus expenses to each other Trustee. Any such fees and expenses paid to interested persons of PMC, PFD or PGI (currently Messrs. Cogan and Tripple) were reimbursed to the Fund under its Management Contract.



                                                  Total Compensation
                                                   from the Pioneer
                               Aggregate            Family of Funds
                             Compensation         (33 funds including
Director_                   From the Fund**           the Fund)***


John F. Cogan, Jr.           $  500.00*              $  11,000*
Richard H. Egdahl, M.D.       2,041.41                  63,315
Margaret B.W. Graham          2,041.41                  63,315
John W. Kendrick              2,041.41                  62,398
Marguerite A. Piret           2,715.83                  76,704
David D. Tripple                500.00*                 11,000*
Stephen K. West               2,379.07                  68,180
John Winthrop                 2,496.74                  71,199
                                 --------------------------

Totals                      $14,715.88                $427,111
                                ============================

--------
* PMC fully reimbursed the Fund and the other funds in the Pioneer Family of Mutual Funds for compensation paid to Messrs. Cogan and Tripple.

**       For the fiscal year ended October 31, 1995.

***      For the calendar year ended December 31, 1995.

_ No Trustee received or accrued any pension or other retirement benefits from the Fund during either of the periods covered.

3.       INVESTMENT MANAGER

         The Fund has contracted with PMC, 60 State Street, Boston, Massachusetts, to act as its manager for management and advisory services. A description of the services provided under the Management Contract and the expenses paid by the Fund is set forth under "Management of the Fund" in the Prospectus.


         The Management Contract is renewable annually by the vote of a majority of the Board of Trustees (including a majority of the Trustees who are not parties to the contract or interested persons of any such parties). The vote must be cast in person at a meeting called for the purpose of voting on each such renewal. The contract terminates if assigned and may be terminated without penalty by the Fund or PMC upon sixty days' written notice by vote of its Board of Directors or Trustees or a majority of its outstanding voting securities.

         Under the Fund's current Management Contract, which was approved by the shareholders of the Fund on April 27, 1994 and became effective on April 30, 1994, as compensation for its management services and expenses incurred, PMC is entitled to a management fee from the Fund at the rate of 1.00% per annum of the Fund's average daily net assets up to $300 million, 0.85% of the next $200 million and 0.75% of any excess over $500 million. The fee is computed and accrued daily and paid monthly. Prior to March 1, 1996, PMC had agreed not to impose a portion of its management fee to the extent required to limit the Class A shares' total expenses to 1.75% of the average daily net assets attributable to the Class A shares. The portion of the management fee attributable to Class B shares was waived only to the extent the management fee was waived for Class A shares. This agreement was voluntary and temporary and was terminated by PMC on February 28, 1996.

         PMC has agreed that if in any fiscal year the aggregate expenses of the Fund exceed the expense limitation established by any state having jurisdiction over the Fund, PMC will reduce its management fee to the extent required by state law. The most restrictive state expense limit currently applicable to the Fund provides that the Fund's expenses in any fiscal year may not exceed 2.5% of the first $30 million of average daily net assets, 2.0% of the next $70 million of such assets and 1.5% of such assets in excess of $100 million. In the past, the relevant state has granted relief for international funds, such as the Fund, because of their higher operations costs, and the Fund expects to seek such relief to the extent it becomes necessary to do so.


         Under the Fund's prior Management Contract, which terminated on April 29, 1994, as compensation for its management services and expenses incurred, PMC was entitled to a management fee from the Fund at the rate of 1.10% per annum of the funds average daily net assets up to $300 million, 1.05% of the next $200 million and 0.95% of any excess over $500 million. PMC had also voluntarily agreed not impose a portion of its management fee and to make other arrangements, if necessary to limit other expenses of the Fund to the extent to limit the Class A shares total expenses to 2.00% of the average daily net assets attributable to the Class A shares. This expense limitation also terminated on April 29, 1994. Prior to April 30, 1994, the Fund relied on five Subadvisers (collectively, the "Subadvisers") for investment advice with respect to investments in securities of companies whose principal executive officers were located in France, Germany, Italy, Netherlands and the United Kingdom.
These subadvisory arrangements also terminated on April 29, 1994.


         The Fund paid $131,361, $243,963 and $499,754 in management fees for the fiscal years ended October 31, 1993, 1994 and 1995, respectively. The Fund would have incurred management fees payable to PMC during such periods of $443,141, $592,674 and $758,700, respectively, had the fee reduction agreements not been in place.

         Under the terminated subadvisory agreements, each Subadviser was paid an advisory fee by PMC at the annual rate of 0.50% of the average daily net assets of the Fund managed by it. These subadvisory fees, which accrued daily and were paid quarterly, were payable by PMC without regard to any expense limitation affecting PMC's fees. For the fiscal year ended October 31, 1993, PMC paid subadvisory fees of $29,478 to BPG Advisory Investment S.A.; $17,617 to Schroder Munchmeyer Hengst Capital GmbH; $6,342 to Euromobiliare, S.I.M., S.p.A.;

$34,763 to Mees & Hope Fundmanagement B.V.; and $45,048 to Edinburgh-Wilmington International Capital Management. During the period from November 1, 1993 to April 29, 1994, PMC paid subadvisory fees of $24,302, $10,411 and $15,840 to BPG Advisory Investment S.A., Schroder Munchmeyer Hengst Capital GmbH and Mees & Hope Fundmanagement B.V., respectively. During the same period, no subadvisory fees were paid to Euromobiliare, S.I.M., S.p.A. and Edinburgh-Wilmington International Capital Management.

         The Fund's subadvisory agreement with a Spanish subadviser, Gestemar Gestion, S.G.I.I.C., S.A., terminated on July 29, 1993, following a change in the subadviser's management. PMC assumed responsibility for managing the Fund's Spanish assets at that time. For period from November 1, 1992 to July 29, 1993, PMC paid subadvisory fees of $10,315 to Gestemar Gestion, S.G.I.I.C., S.A.


4.       PRINCIPAL UNDERWRITER


         PFD serves as the principal underwriter in connection with the continuous offering of shares of the Fund pursuant to an Underwriting Agreement, dated October 9, 1990. The Trustees who were not interested persons of the Fund, as defined in the 1940 Act, approved the Underwriting Agreement, which will continue in effect from year to year, if annually approved by the Trustees. See "Distribution Plans" below. The Underwriting Agreement provides that PFD will bear certain distribution expenses not borne by the Fund. For the fiscal years ended October 31, 1993, 1994 and 1995, net underwriting commissions earned by PFD were approximately $38,447, $40,109 and $56,000, respectively. Commissions reallowed to dealers during such periods were approximately $281,000, $482,102 and $368,000, respectively.


         PFD bears all expenses it incurs in providing services under the Underwriting Agreement. Such expenses include compensation to its employees and representatives and to securities dealers for distribution related services. PFD also pays certain expenses in connection with the distribution of the Fund's shares, including the cost of preparing, printing and distributing advertising or promotional materials, and the cost of printing and distributing prospectuses and supplements to prospective shareholders. The Fund bears the cost of registering its shares under federal, state and foreign securities law. See "Distribution Plans" below.

         The Fund and PFD have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act of 1933, as amended. Under the Underwriting Agreement, PFD will use its best efforts in rendering services to the Fund.

         The Fund will not generally issue Fund shares for consideration other than cash. At the Fund's sole discretion, however, the Fund may issue shares for consideration other than cash in connection with a bona fide reorganization, statutory merger or other acquisition of portfolio securities (other than municipal debt securities issued by state political subdivisions or their agencies or instrumentalities) provided (i) the securities meet the investment objectives and policies of the Fund; (ii) the securities are acquired by the Fund for investment and not for immediate resale; (iii) the securities are not restricted as to transfer either by law or liquidity of market; and (iv) the securities have a value which is readily ascertainable (and not established only by evaluation procedures) as evidenced by a listing on the American Stock exchange or the New York Stock Exchange or by quotation under the Nasdaq National Market. An exchange of securities for Fund shares will generally be a taxable transaction to the shareholder.

5.       DISTRIBUTION PLANS


         The Fund has adopted plans of distribution pursuant to Rule 12b-1 promulgated by the SEC under the 1940 Act with respect to its Class A, Class B and Class C shares (the "Class A Plan", the "Class B Plan" and the "Class C Plan") (together, the "Plans").

Class A Plan

         Pursuant to the Class A Plan the Fund reimburses PFD for its expenditures in financing certain activities primarily intended to result in the sale of the Class A Plan shares. Certain categories of such expenditures have been approved by the Board of Trustees and are set forth in the Prospectus. See "Distribution Plans" in the Prospectus. The expenses of the Fund pursuant to the Class A Plan are accrued daily at a rate which may not exceed the annual rate of 0.25% of the Fund's average daily net assets attributable to Class A shares.

Class B Plan

         The Class B Plan provides that the Fund shall pay PFD, as the Fund's distributor for its Class B shares, a daily distribution fee equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class B shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class B shares (which PFD will in turn pay to securities dealers which enter into a sales agreement with PFD at a rate of up to 0.25% of the Fund's average daily net assets attributable to Class B shares owned by investors for whom that securities dealer is the holder or dealer of record). This service fee is intended to be consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class B shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Dealers will become eligible for additional service fees with respect to such shares commencing in the thirteenth month following purchase. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class B Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class B Plan is to compensate PFD for its distribution services to the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution related expenses, including, without limitation, the cost necessary to provide distribution- related services, or personnel, travel office expenses and equipment. The Class B Plan also provides that PFD will receive all contingent deferred sales charges ("CDSCs") attributable to Class B shares. (See "Distributions Plans" in the Prospectus.)


Class C Plan

         The Class C Plan provides that the Fund will pay PFD, as the Fund's distributor for its Class C shares, a distribution fee accrued daily and paid quarterly, equal on an annual basis to 0.75% of the Fund's average daily net assets attributable to Class C shares and will pay PFD a service fee equal to 0.25% of the Fund's average daily net assets attributable to Class C shares. PFD will in turn pay to securities dealers which enter into a sales agreement with PFD a distribution fee and a service fee at rates of up to 0.75% and 0.25%, respectively, of the Fund's average daily net assets attributable to Class C shares owned by investors for whom that securities dealer is the holder or dealer of record. The service fee is intended to be in consideration of personal services and/or account maintenance services rendered by the dealer with respect to Class C shares. PFD will advance to dealers the first year's service fee at a rate equal to 0.25% of the amount invested. As compensation therefor, PFD may retain the service fee paid by the Fund with respect to such shares for the first year after purchase. Commencing in the thirteenth month following a purchase of Class C shares, dealers will become eligible for additional service fees at a rate of up to 0.25% of the current value of the amount invested and additional compensation at a rate of up to 0.75% of the amount invested with respect to such shares. Dealers may from time to time be required to meet certain other criteria in order to receive service fees. PFD or its affiliates are entitled to retain all service fees payable under the Class C Plan for which there is no dealer of record or for which qualification standards have not been met as partial consideration for personal services and/or account maintenance services performed by PFD or its affiliates for shareholder accounts.

         The purpose of distribution payments to PFD under the Class C Plan is to compensate PFD for its distribution services with respect to the Class C shares of the Fund. PFD pays commissions to dealers as well as expenses of printing prospectuses and reports used for sales purposes, expenses with respect to the preparation and printing of sales literature and other distribution-related expenses, including, without limitation, the cost necessary to provide distribution-related services, or personnel, travel office expenses and equipment. The Class C Plan also provides that PFD will receive all CDSCs attributable to Class C shares. (See "Distributions Plans" in the Prospectus.)


General

         In accordance with the terms of the Plans, PFD provides to the Fund for review by the Trustees a quarterly written report of the amounts expended under the respective Plan and the purpose for which such expenditures were made. In the Trustees' quarterly review of the Plans, they will consider the continued appropriateness and the level of reimbursement or compensation the Plans provide.

         No interested person of the Fund, nor any Trustee of the Fund who is not an interested person of the Fund, has any direct or indirect financial interest in the operation of the Plans except to the extent that PFD and certain of its employees may be deemed to have such an interest as a result of receiving a portion of the amounts expended under the Plans by the Fund and except to the extent certain officers may have an interest in PFD's ultimate parent, PGI.

         The Plans were adopted by a majority vote of the Board of Trustees, including all of the Trustees who are not, and were not at the time they voted, interested persons of the Fund, as defined in the 1940 Act (none of whom has or have any direct or indirect financial interest in the operation of the Plans) (the "Qualified Trustees"), cast in person at a meeting called for the purpose of voting on the Plans. In approving the Plans, the Trustees identified and considered a number of potential benefits which the Plans may provide. The Board of Trustees believes that there is a "reasonable likelihood" that the Plans will benefit the Fund and its current and future shareholders. Under their terms, the Plans remain in effect from year to year provided such continuance is approved annually by vote of the Trustees in the manner described above. The Plans may not be amended to increase materially the annual percentage limitation of average net assets which may be spent for the services described therein without approval of the shareholders of the Fund affected thereby, and material amendments of the Plans must also be approved by the Trustees in the manner described above. A Plan may be terminated at any time, without payment of any penalty, by vote of the majority of the Trustees who are not interested persons of the Fund and have no direct or indirect financial interest in the operations of the Plan, or by a vote of a majority of the outstanding voting securities of the respective Class of the Fund (as defined in the 1940 Act). A Plan will automatically terminate in the event of its assignment (as defined in the 1940
Act). In the Trustees' quarterly review of the Plans, they will consider the Plans continued appropriateness and the level of compensation they provide.


         During the fiscal year ended October 31, 1995, the Fund incurred total distribution fees of $147,374 and $56,924 pursuant to the Class A Plan and the Class B Plan, respectively. Class C shares were first offered on January 31, 1996. Distribution fees were paid by the Fund to PFD in reimbursement of expenses related to servicing of shareholder accounts and to compensate dealers and sales personnel.


         During the fiscal year ended October 31, 1995, CDSCs, at a rate declining from a maximum of 4.0% of the lower of the cost or market value of the shares being redeemed, of $6,902 were deducted from redemptions of Class B shares made within 6 years of purchase (as described in "How to Buy Fund Shares" in the Prospectus). Such CDSCs are paid to PFD in reimbursement of expenses related to servicing of shareholders accounts and compensation paid to dealers and sales personnel.

6.       SHAREHOLDER SERVICING/TRANSFER AGENT

         The Fund has contracted with PSC, 60 State Street, Boston, Massachusetts, to act as shareholder servicing and transfer agent for the Fund. This contract terminates if assigned and may be terminated without penalty by either party upon ninety days' written notice by vote of its Board of Directors or Trustees, as the case may be, or a majority of the Fund's outstanding voting securities.

         Under the terms of its contract with the Fund, PSC will service shareholder accounts, and its duties will include: (i) processing sales, redemptions and exchanges of shares of the Fund; (ii) distributing dividends and capital gains associated with Fund portfolio accounts; and (iii) maintaining account records and responding to shareholder inquiries.


         PSC receives an annual fee of $22.00 per Class A, Class B and Class C shareholder account from the Fund as compensation for the services described above. PSC is also reimbursed by the Fund for its out-of-pocket expenditures. The annual fee is set at an amount determined by vote of a majority of the Fund's Trustees (including a majority of the Trustees who are not parties to the contract with PSC or interested persons of any such parties) to be comparable to fees for such services being paid by other investment companies.


7.       CUSTODIAN

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts 02109 (the "Custodian"), is the custodian of the Fund's assets. The Custodian's responsibilities include safekeeping and controlling the Fund's cash and securities in the U.S. as well as in Europe, handling the receipt and delivery of securities, and determining income and collecting interest and dividends on the Fund's investments. The Custodian fulfills its function in Europe through a network of subcustodian banks located in European countries (the "Subcustodians"). The Custodian also provides fund accounting, bookkeeping and pricing assistance to the Fund and assistance in arranging for forward currency exchange contracts as described above under "Investment Policies and Restrictions."

         The Custodian does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell. The Fund may invest in securities issued by the Custodian or any of the Subcustodians, deposit cash in the Custodian or any Subcustodian and deal with the Custodian or any of the Subcustodians as a principal in securities transactions. Portfolio securities may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company in the U.S. or in recognized central depositories in Europe. In approving the Subcustodian for European securities, the Fund's Board of Trustees made certain determinations required by Rule 17f-5 promulgated under the 1940 Act. The Trustees will annually review and approve the continuations of the Fund's European custodian arrangements.

8.       INDEPENDENT PUBLIC ACCOUNTANTS

         Arthur Andersen LLP, One International Place, Boston, Massachusetts 02110, are the Fund's independent public accountants, providing audit services and assistance and consultation with respect to the preparation of tax returns and filings with the SEC.

9.       PORTFOLIO TRANSACTIONS

         All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by PMC pursuant to authority contained in the Fund's Management Contract. In selecting brokers or dealers, PMC considers other factors relating to best execution, including, but not limited to, the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the execution efficiency, settlement capability and financial condition of the dealer; the dealer's execution services rendered on a continuing basis; and the reasonableness of any dealer spreads.

         PMC may select broker-dealers which provide brokerage and/or research services to the Fund and/or other investment companies or accounts managed by PMC. In addition, if PMC determines in good faith that the amount of commissions charged by a broker-dealer is reasonable in relation to the value of brokerage and research services provided by such broker-dealer, the Fund may pay commissions to the broker-dealer in an amount greater than the amount another firm might charge. Such services may include advice concerning the value of securities; the advisability of investing in, purchasing or selling securities; the availability of securities or the purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). PMC maintains a listing of broker-dealers who provide such services on a regular basis. However, because many transactions on behalf of the Fund and other investment companies or accounts managed by PMC are placed with broker-dealers (including broker-dealers on the listing) without regard to the furnishing of such services, it is not possible to estimate the proportion of such transactions directed to such broker-dealers solely because such services were provided. Management believes that no exact dollar value can be calculated for such services.

         The research received from broker-dealers may be useful to PMC in rendering investment management services to the Fund as well as to other investment companies or accounts managed by PMC, although not all of such research may be useful to the Fund. Conversely, such information provided by brokers or dealers who have executed transaction orders on behalf of such other accounts may be useful to PMC in carrying out its obligations to the Fund. The receipt of such research has not reduced PMC's normal independent research activities; however, it enables PMC to avoid the additional expenses which might otherwise be incurred if it were to attempt to develop comparable information through their own staffs.

         In circumstances where two or more broker-dealers offer comparable prices and executions, preference may be given to a broker-dealer which has sold shares of the Fund. This policy does not imply a commitment to execute all portfolio transactions through all broker-dealers that sell shares of the Fund.

         Brokerage commissions in European countries are generally fixed (non-negotiable) and other transaction costs on European securities exchanges are generally higher than in the United States.


         In addition to the Fund, PMC acts as investment adviser to other Pioneer mutual funds and certain private accounts with investment objectives similar to those of the Fund. Securities frequently meet the investment objective of the Fund, such other funds and such private accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.


         It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any company or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by PMC seeks to acquire the same security at about the same time as the Fund, the Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if PMC decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one company or account, the resulting participation in volume transactions could produce better executions for the Fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each.

         The   Trustees   periodically   review   PMC's   performance   of   its
responsibilities in connection with portfolio transactions on behalf of the Fund.


         For the fiscal years ended October 31, 1993, 1994 and 1995, the Fund paid or owed aggregate brokerage commissions of $205,326, $363,875 and $249,961, respectively. For the fiscal year ended October 31, 1994, the Fund paid a brokerage commission of $3,949 to an affiliated broker of Euromobiliare, S.I.M., S.p.A.. The percentage of the Fund's aggregate brokerage commissions paid to an affiliated broker of the former Subadviser was 1%.


10.      TAX STATUS


         It is the Fund's policy to meet the requirements of Subchapter M of the Code for qualification as a regulated investment company. If the Fund meets all such requirements and distributes to its shareholders, in accordance with the Code's timing requirements, annually all taxable and exempt income, if any, which it receives, the Fund will be relieved of the necessity of paying federal income tax.


         In order to qualify as a regulated investment company under Subchapter M, the Fund must, among other things, derive at least 90% of its annual gross income from dividends, interest, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies (the "90% income test"), limit its gross gains from the sale of stock, securities and certain other investments held for less than three months to less than 30% of its annual gross income (the "30% test") and satisfy certain annual distribution and quarterly diversification requirements.

         Dividends from net investment income, net short-term capital gains and certain net foreign exchange gains are taxable as ordinary income to the shareholders, whether received in cash or in additional shares. Dividends from net long-term capital gains, if any, whether received in cash or additional shares, are taxable to the Fund's shareholders as long-term capital gains for federal income tax purposes without regard to the length of time shares of the Fund have been held. The federal income tax status of all distributions will be reported to shareholders annually.

         Any dividend declared by the Fund in October, November or December as of a record date in such a month and paid during the following January will be treated for federal income tax purposes as received by shareholders on December 31 of the calendar year in which it is declared.

         Foreign exchange gains and losses realized by the Fund in connection with certain transactions involving foreign currency-denominated debt securities, forward foreign currency contracts, foreign currencies, options and future contracts on foreign currencies or payables or receivables denominated in a foreign currency are subject to Section 988 of the Code, which generally causes such gains and losses to be treated as ordinary income and losses and may affect the amount, timing and character of distributions to shareholders. Any such transactions that are not directly related to the Fund's investment in stock or securities may increase the amount of gain it is deemed to recognize from the sale of certain investments held for less than 3 months for purposes of the 30% test and may under future Treasury regulations produce income not among the types of "qualifying income" for purposes of the 90% income test. If the net foreign exchange loss for a year were to exceed the Fund's investment company taxable income (computed without regard to such loss) the resulting overall ordinary loss for such year would not be deductible by the Fund or its shareholders in future years.

         If the Fund acquires stock in certain non-U.S. corporations that receive at least 75% of their annual gross income from passive sources (such as sources that produce interest, dividend, rental, royalty or capital gain income) or hold at least 50% of their  assets in such  passive  sources  ("passive  foreign investment  companies")  the Fund could be  subject  to  federal  income tax and additional interest charges on "excess distributions" received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In certain cases, an election may be available that would ameliorate these adverse tax consequences. The Fund may limit its investments in passive foreign investment companies and will undertake appropriate actions, including consideration of any available elections, to limit its tax liability, if any, with respect to such investments.

         Since, at the time of an investor's purchase of Fund shares, a portion of the per share net asset value by which the purchase price is determined may be represented by realized or unrealized appreciation in the Fund's portfolio or undistributed taxable income of the Fund, subsequent distributions (or portions thereof) on such shares may be taxable to such investor even if the net asset value of his shares is, as a result of the distributions, reduced below his cost for such shares and the distributions (or portions thereof) in reality represent a return of a portion of his investment.


         Redemptions and exchanges are taxable events. Any loss realized by a shareholder upon the redemption or other sale of shares with a tax holding period at the time of redemption of six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain with respect to such shares.



         In addition, as described in the Prospectus, the tax treatment of gains or losses on the redemption or exchange of certain Class A shares within 90 days after their purchase may be affected by subsequent investments in the same Fund or another fund pursuant to a reinvestment or exchange privilege, and losses on certain redemptions may be disallowed under "wash sale" rules in the event of other investments in the Fund (including those made pursuant to automatic dividend reinvestment) within 30 days before or after a redemption or other sale of shares.


         For federal income tax purposes, the Fund is permitted to carry forward a net realized capital loss in any year to offset realized capital gains, if any, during the eight years following the year of the loss. To the extent subsequent net realized capital gains are offset by such losses, they would not result in federal income tax liability to the Fund and are not expected to be distributed as such to shareholders.


         The Fund's dividends paid to U.S. corporate shareholders normally will not qualify for the dividends-received deduction available to corporations, because the Fund does not expect to receive dividends from U.S. domestic corporations.

         The Fund will be subject to withholding and other taxes imposed by foreign countries with respect to its investments in those countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes in some cases. If more than 50% of the value of the Fund's total assets at the close of any fiscal year consists of stock or securities of foreign corporations, the Fund may elect to pass through to shareholders their pro rata shares of foreign taxes paid by the Fund, with the result that shareholders would be required to include such taxes in their gross incomes (in addition to dividends and distributions actually received by shareholders) and would treat such shares as foreign taxes paid by them, for which they may be entitled to a tax deduction or credit for such taxes on their own tax returns, subject to certain limitations under the Code.


         Different  tax  treatment,   including   penalties  on  certain  excess
contributions and deferrals, certain pre-retirement and post-retirement distributions, and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.

         The Fund is not subject to Massachusetts corporate excise or franchise taxes. Provided that the Fund qualifies as a regulated investment company under the Code, it will also not be required to pay any Massachusetts income tax.

         Interest rate futures contracts or futures contracts on securities, securities indices or foreign currencies entered into by the Fund and options written or purchased by the Fund on securities, securities indices, foreign currencies or futures contracts, as well as certain foreign currency forward contracts, may cause the Fund to recognize gains or losses from marking-to-market at the end of its taxable year even though such futures or forward contracts may not have been disposed of or closed out and delivery may not have been made thereunder and such options may not have lapsed, been closed out, or exercised, and the tax rules applicable to these derivative instruments may affect the characterization as long-term or short-term of some capital gains and losses realized by the Fund. Additionally, certain options, futures, and forward contracts on foreign currency and certain options on foreign currency futures contracts may be subject to Section 988, described above, and accordingly produce ordinary income or loss. Losses on certain options, futures, or forward contracts and/or offsetting positions (portfolio securities or other positions with respect to which the Fund's risk of loss is substantially diminished by one or more options, futures, or forward contracts) may also be deferred under the tax straddle rules of the Code, which may also affect the characterization of capital gains or losses from straddle positions and certain successor positions as long-term or short-term. The tax rules applicable to options, futures, forward contracts and straddles may affect the amount, timing and character of the Fund's income and loss and hence of distributions to shareholders. Certain elections may be available with respect to these instruments that may enable the Fund to ameliorate some adverse effects of the tax rules described in this paragraph.


         Federal law requires that the Fund withhold (as "backup withholding") 31% of reportable payments, including dividends, capital gain dividends, and the proceeds of redemptions, repurchases or exchanges, to shareholders who have not complied with Internal Revenue Service ("IRS") regulations. In order to avoid this withholding requirement, shareholders must certify on their Account Applications, or on separate W-9 Forms, that the Social Security Number or other Taxpayer Identification Number is their correct number and that they are not currently subject to backup withholding, or that they are exempt from backup withholding. The Fund may nevertheless be required to withhold if it receives notice from the IRS or a broker that the number provided is incorrect or backup withholding is applicable as a result of previous underreporting of interest or dividend income.

         The  description   above  relates  only  to  U.S.  federal  income  tax
consequences for shareholders who are U.S. persons, i.e., U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts or estates, and who are subject to federal income tax. The description does not address any special tax rules applicable to particular types of entities, such as banks, insurance companies or tax-exempt organizations. Shareholders should consult their own tax advisors on these matters and on state, local and other applicable tax laws. Investors other than U.S. persons may be subject to different U.S. tax treatment, including a possible 30% U.S. non-resident alien withholding tax (or a lower treaty rate) on any amounts treated as ordinary income and, unless an effective IRS Form W-8 or authorized substitute is one file, to 311 backup withholding on certain other payments from the Fund. Shareholders should consult their own tax advisers on these matters and on state, local and other applicable tax laws.


11.      DESCRIPTION OF SHARES


         The Fund's Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of full and fractional shares of beneficial interest (without par value) which may be divided into such separate series as the Trustees may establish. Currently, the Fund consists of only one series. The Trustees may, however, establish additional series of shares in the future, and may divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. The Declaration of Trust further authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. Pursuant thereto, the Trustees have authorized the issuance of three classes of shares of the Fund, Class A shares, Class B shares and Class C shares. Each share of a class of the Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. Upon liquidation of the Fund, shareholders of each class of the Fund are entitled to share pro rata in the Fund's net assets allocable to such class available for distribution to shareholders. The Fund reserves the right to create and issue additional series or classes of shares, in which case the shares of each class of a series would participate equally in the earnings, dividends and assets allocable to that class of the particular series.

         Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. No amendment adversely affecting the rights of shareholders may be made to the Fund's Declaration of Trust without the affirmative vote of a majority of its shares. Shares have no preemptive or conversion rights. Shares are fully paid and non-assessable by the Trust, except as stated below. See "Certain Liabilities."

12.      CERTAIN LIABILITIES

         As a Massachusetts business trust, the Fund's operations are governed by its Declaration of Trust dated October 13, 1992, as amended from time to time, a copy of which is on file with the office of the Secretary of State of The Commonwealth of Massachusetts. Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund or any series of the Fund and provides that notice of such disclaimer may be given in each agreement, obligation or instrument entered into or executed by the Fund or its Trustees. Moreover, the Declaration of Trust provides for the indemnification out of Fund property of any shareholders held personally liable for any obligations of the Fund or any series of the Fund. The Declaration of Trust also provides that the Fund shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss beyond his or her investment because of shareholder liability would be limited to circumstances in which the Fund itself would be unable to meet its obligations. In light of the nature of the Fund's business and the nature and amount of its assets, the possibility of the Fund's liabilities exceeding its assets, and therefore a shareholder's risk of personal liability, is remote.

         The Declaration of Trust further provides that the Fund shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Fund. The Declaration of Trust does not authorize the Fund to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

13.      LETTER OF INTENTION


         Purchases in the Fund of $50,000 or over of Class A shares (excluding any reinvestments of dividends and capital gains distributions) made within a 13-month period pursuant to a Letter of Intention provided by PFD will qualify for a reduced sales charge. Such reduced sales charge will be the charge that would be applicable to the purchase of all the Class A shares purchased during such 13-month period pursuant to a Letter of Intention had such shares been purchased all at once. See "How to Buy Fund Shares" in the Prospectus. For example, a person who signs a Letter of Intention providing for a total investment in Fund Class A shares of $50,000 over a 13-month period would be charged at the 4.50% sales charge rate with respect to all purchases during that period. Should the amount actually purchased during the 13-month period be more or less than that indicated in the Letter, an adjustment in the sales charge will be made. A purchase not made pursuant to a Letter of Intention may be included thereafter if the Letter is filed within 90 days of such purchase. Any shareholder may also obtain the reduced sales charge by including the value (at current offering price) of all the shares of record he holds in the Fund and in all other Pioneer mutual funds, as of the date of the Letter of Intention as a credit toward determining the applicable sales charge for the Class A shares to be purchased under the Letter of Intention.

         The Letter of Intention authorizes PSC to escrow shares having a purchase price equal to 5% of the stated investment specified in the Letter of Intention. A Letter of Intention is not a binding obligation upon the investor to purchase, or the Fund to sell, the full amount indicated and the investor should read the provisions of the Letter of Intention carefully before signing.

14.      SYSTEMATIC WITHDRAWAL PLAN


         The Systematic Withdrawal Plan ("SWP") is designed to provide a convenient method of receiving fixed payments at regular intervals from shares of the Fund deposited by the applicant under this SWP. The applicant must deposit or purchase for deposit with PSC shares of the Fund having a total value of not less than $10,000. Periodic payments of $50 or more will be made to the applicant, or any person designated by him, monthly or quarterly. Class B share accounts must meet the minimum initial investment requirement prior to establishing a SWP. Withdrawals under a SWP from Class B and Class C share accounts are limited to 10% of the value at the time the SWP is established. See "Waiver or Reduction of Contingent Deferred Sales Charge" in the prospectus.


         Any income dividends or capital gains distributions on shares under the SWP will be credited to the SWP account on the payment date in full and fractional shares at the net asset value per share in effect on the record date.

         SWP payments are made from the proceeds of the redemption of shares deposited under the SWP in a SWP account. To the extent that such redemptions for periodic withdrawals exceed dividend income reinvested in the SWP account, such redemptions will reduce and may ultimately exhaust the number of shares deposited in the SWP account. Share redemptions are taxable transactions, and in addition, the amounts received by a shareholder cannot be considered as yield or income on his or her investment because part of such payments may be a return of his or her investment.

         The SWP may be terminated at any time (1) by written notice to PSC or from PSC to the shareholder; (2) upon receipt by PSC of appropriate evidence of the shareholder's death; or (3) when all shares under the SWP have been redeemed.

15.      DETERMINATION OF NET ASSET VALUE

         The net asset value per share of each class of the Fund is determined as of the close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 PM, Eastern Time) on each day on which the Exchange is open for trading. As of the date of this Statement of Additional Information, the New York Stock Exchange is open for trading every weekday except for the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share of each class of the Fund is also determined on any other day in which the level of trading in its portfolio securities is sufficiently high that the current net asset value per share might be materially affected by changes in the value of its portfolio securities. The Fund is not required to determine its net asset value per share on any day in which no purchase orders for the shares of the Fund become effective and no shares are tendered for redemption.

         The net asset value per share of each class of the Fund is computed by taking the value of all of the Fund's assets attributable to a class, less the Fund's liabilities attributable to a class, and dividing it by the number of outstanding shares. For purposes of determining net asset value expenses of the classes of the Fund are accrued daily.


         Securities which have not traded on the date of valuation or securities for which sales prices are not generally reported are valued at the mean between the last bid and asked prices. Securities for which no market quotations are readily available (including those the trading of which has been suspended) will be valued at fair value as determined in good faith by the Board of Trustees, although the actual computations may be made by persons acting pursuant to the direction of the Board. The maximum offering price per Class A share is the net asset value per Class A share, plus the maximum sales charge. Class B and Class C shares are offered at net asset value without the imposition of an initial sales charge.

16.      INVESTMENT RESULTS

Quotations, Comparisons, and General Information

         From time to time, in advertisements, in sales literature, or in reports to shareholders the past performance of the Fund may be illustrated and/or compared with that of other mutual funds with similar investment objectives, and to stock or other relevant indices. For example, total return of the Fund's classes may be compared to averages or rankings prepared by Lipper Analytical Services, Inc., a widely recognized independent service which monitors mutual fund performance; the Europe Australia Far East Index ("EAFE"), an unmanaged index of international stock markets; The Europe 13 Index, an unmanaged market weighted index of 13 European markets; any of the country indexes or regional indexes prepared by Morgan Stanley Capital International; the Standard & Poor's 500 Stock Index ("S&P 500"), an index of unmanaged groups of common stock; or the Dow Jones Industrial Average, a recognized unmanaged index of common stocks of 30 industrial companies listed on the New York Stock Exchange.

         In addition, the performance of the classes of the Fund may be compared to alternative investment or savings vehicles and/or to indexes or indicators of economic activity, e.g., inflation or interest rates. Performance rankings and listings reported in newspapers or national business and financial publications, such as Barron's, Business Week, Consumers Digest, Consumer Reports, Financial World, Forbes, Fortune, Investors Business Daily, Kiplinger's Personal Finance Magazine, Money Magazine, New York Times, USA Today, U.S. News and World Report and the Wall Street Journal may also be cited (if the Fund is listed in any such publication) or used for comparison, as well as performance listings and rankings from various other sources including Bloomberg Financial Markets, CDA/Wiesenberger, Donoghue's Mutual Fund Almanac, Investment Company Data, Inc., Johnson's Charts, Lipper Analytical Services, Inc., Kanon Bloch Carre & Co., Micropal, Inc., Morningstar, Inc., Schabacker Investment Management and Towers Data Systems, Inc.

         In addition, from time to time, quotations from articles from financial publications such as those listed above may be used in advertisements, in sales literature or in reports to shareholders of the Fund.

         The Fund may also present, from time to time, historical information depicting the value of a hypothetical account in one or more classes of the Fund since the Fund's inception.

         In presenting investment results, the Fund may also include references to certain financial planning concepts, including (a) an investor's need to evaluate his financial assets and obligations to determine how much to invest;
(b) his need to analyze the objectives of various investments to determine where to invest; and (c) his need to analyze his time frame for future capital needs to determine how long to invest. The investor controls these three factors, all of which affect the use of investments in building assets.

Standardized Annual Average Total Return Quotations and Other Performance Quotations

         One of the primary methods used to measure the performance of a Class of the Fund is "total return." "Total return" will normally represent the percentage change in value of an account, or of a hypothetical investment in a Class of the Fund, over any period up to the lifetime of that Class of the Fund. Total return calculations will usually assume the reinvestment of all dividends and capital gains distributions and will be expressed as a percentage increase or decrease from an initial value, for the entire period or for one or more specified periods within the entire period. Total return percentages for periods of less than one year will usually be annualized; total return percentages for periods longer than one year will usually be accompanied by total return percentages for each year within the period and/or by the average annual compounded total return for the period. The income and capital components of a given return may be separated and portrayed in a variety of ways in order to illustrate their relative significance. Performance may also be portrayed in terms of cash or investment values, without percentages. Past performance cannot guarantee any particular future result.

         The Fund's average annual total return quotations for each of its classes as that information may appear in the Prospectus, this Statement of Additional Information or in advertising are calculated by standard methods prescribed by the SEC.

Standardized Average Annual Total Return Quotations


         Average annual total return quotations for Class A, Class B and Class C shares are computed by finding the average annual compounded rates of return that would cause a hypothetical investment in the class made on the first day of a designated period (assuming all dividends and distributions are reinvested) to equal the ending redeemable value of such hypothetical investment on the last day of the designated period in accordance with the following formula:


                  P(1+T)n = ERV


Where:            P        =        a  hypothetical  initial  payment of $1,000,
                                    less the maximum sales load of $57.50 for Class A shares or the deduction of the CDSC for Class B and Class C shares at the end of the period.


                  T        =        average annual total return

                  n        =        number of years

                  ERV      =        ending  redeemable value of the hypothetical
                                    $1,000 initial payment made at the beginning of the designated period (or fractional portion thereof)

For purposes of the above computation, it is assumed that all dividends and distributions made by the Fund are reinvested at net asset value during the designated period. The average annual total return quotation is determined to the nearest 1/100 of 1%.

         In determining the average annual total return (calculated as provided above), recurring fees, if any, that are charged to all shareholder accounts of a particular Class are taken into consideration. For any account fees that vary with the size of the account, the account fee used for purposes of the above computation is assumed to be the fee that would be charged to the Class' mean account size.


         The average annual total return for each Class of shares for the one-year, three-year and life-of-the-Fund periods ended October 31, 1995 were:


                    1 Year    5 Years    10 Years        Life
                    ------    -------    --------        ----

Class A Shares      8.52%      N/A        N/A            9.55% *
Class B Shares     10.43%      N/A        N/A           13.71% **

--------------

         * Commencement of operations, April 2, 1991.
         * Commencement of operations, April 4, 1994.

         Class A share results reflect the maximum sales charge of 5.75%. Class B share results reflect the effect of the CDSC that would have been charged if shares were redeemed at the end of each period. If PMC's voluntary fee and expense reduction agreement had not been in place, total return would have been lower. Class C shares were first offered on January 31, 1996.


Automated Information Line

         FactFoneSM,   Pioneer's  24-hour  automated  information  line,  allows
shareholders   to  dial   toll-free   1-800-225-4321   and  hear  recorded  fund
information, including:


         o        net asset value prices for all Pioneer mutual funds;


         o        annualized 30-day yields on Pioneer's fixed income funds;

         o annualized 7-day yields and 7-day effective (compound) yields for Pioneer's money market funds; and

         o dividends and capital gains distributions on all Pioneer mutual funds.

Yields are calculated in accordance with SEC mandated standard formulas.

         In addition, using a personal identification number ("PIN"), shareholders may enter purchases, exchanges and redemptions, access their account balance and last three transactions and may order a duplicate statement. See "FactFoneSM" in the Prospectus for more information.


         All performance numbers communicated through FactFoneSM represent past performance and figures for all quoted bond funds include the maximum applicable sales charge. A shareholder's actual yield and total return will vary with changing market conditions. The value of Class A, Class B and Class C shares (except for Pioneer money market funds, which seek a stable $1.00 share price) will also vary and may be worth more or less at redemption than their original cost.


17.      FINANCIAL STATEMENTS


         The audited financial statements are included in the Fund's 1995 Annual Report to Shareholders which is hereby incorporated by reference into this Statement of Additional Information and attached hereto in reliance upon the report of Arthur Andersen LLP, independent public accountants, as experts in accounting and auditing.

                                   Appendix A

              Risk-Adjusted Average Annual Total Return (1983-1993)
                with varying U.S./International Asset Allocation

The following securities indices are well-known, unmanaged measures of market performance. Advertisements and sales literature for the Fund may refer to these indices or may present comparisons between the performance of the Fund and one or more of the indices. Other indices may be used, if appropriate. The indices are not available for direct investment. The data presented is not meant to be indicative of the performance of the Fund, reflects past performance and does not guarantee future results.

S&P 500

This index is a readily available, carefully constructed, market value weighted benchmark of common stock performance. Currently, the S&P Composite Index includes 500 of the largest stocks (in terms of stock market value) in the United States; prior to March 1957 it consisted of 90 of the largest stocks.

DOW JONES INDUSTRIAL AVERAGE

                    This is a total return index based on the performance of 30 blue chip stocks.

U.S. SMALL STOCK INDEX

This index is a market value weighted index of the ninth and tenth deciles of the New York Stock Exchange (NYSE), plus stocks listed on the American Stock Exchange (AMEX) and over-the-counter (OTC) with the same or less capitalization as the upper bound of the NYSE ninth decile.

U.S. INFLATION

The Consumer Price Index for All Urban Consumers (CPI-U), not seasonally adjusted, is used to measure inflation, which is the rate of change of consumer goods prices. Unfortunately, the inflation rate as derived by the CPI is not measured over the same period as the other asset returns. All of the security returns are measured from one month-end to the next month-end. CPI commodity prices are collected during the month. Thus, measured inflation rates lag the other series by about one-half month. Prior to January 1978, the CPI (as compared with CPI-U) was used. Both inflation measures are constructed by the U.S. Department of Labor, Bureau of Labor Statistics, Washington, DC.

S&P/BARRA INDEXES

The S&P/BARRA Growth and Value Indexes are constructed by dividing the stocks in the S&P 500 Index according to price-to-book ratios. The Growth Index contains stocks with higher price-to-book ratios, and the Value Index contains stocks with lower price-to-book ratios. Both indexes are market capitalization weighted.

LONG-TERM U.S. GOVERNMENT BONDS

The total returns on long-term government bonds from 1977 to 1991 are constructed with data from The Wall Street Journal. Over 1926-1976, data are obtained from the Government bond file at the Center for Research in Security Prices (CRSP), Graduate School of Business, University of Chicago. Each year, a one-bond portfolio with a term of approximately 20 years and a reasonably current coupon was used, and whose returns did not reflect potential tax benefits, impaired negotiability, or special redemption or call privileges. Where callable bonds had to be used, the term of the bond was assumed to be a simple average of the maturity and first call dates minus the current date. The bond was "held" for the calendar year and returns were computed. Total returns for 1977-1991 are calculated as the change in the flat price or and-interest price.

INTERMEDIATE-TERM U.S. GOVERNMENT BONDS

Total returns of the intermediate-term government bonds for 1977-1991 are calculated from The Wall Street Journal prices, using the change in flat price. Returns from 1934-1986 are obtained from the CRSP Government Bond File.

Each year, one-bond portfolios are formed, the bond chosen is the shortest noncallable bond with a maturity not less than 5 years, and this bond is "held" for the calendar year. Monthly returns are computed. (Bonds with impaired negotiability or special redemption privileges are omitted, as are partially or fully tax-exempt bonds starting with 1943.) From 1934-1942, almost all bonds with maturities near 5 years were partially or full tax-exempt and were selected using the rules described above. Personal tax rates were generally low in that period, so that yields on tax-exempt bonds were similar to yields on taxable bonds. From 1926-1933, there are few bonds suitable for construction of a series with a 5-year maturity. For this period, five year bond yield estimates are used.

MSCI

Morgan  Stanley  Capital  International   Indices,   developed  by  the  Capital
International S.A., are based on share prices of some 1470 companies listed on the stock exchanges around the world.

Countries in the MSCI EAFE Portfolio are:
Australia; Austria; Belgium; Denmark; Finland; France; Germany; Hong Kong; Italy; Japan; Netherlands; N. Zealand; Norway; Singapore/Malaysia; Spain; Sweden; Switzerland; United Kingdom.

6 MONTH CDs

Data sources include the Federal Reserve Bulletin and The Wall Street Journal.

LONG-TERM U.S. CORPORATE BONDS

For 1969-1991, corporate bond total returns are represented by the Salomon Brothers Long-Term High-Grade Corporate Bond Index. Since most large corporate bond transactions take place over the counter, a major dealer is the natural source of these data. The index includes nearly all Aaa- and Aa-rated bonds. If a bond is downgraded during a particular month, its return for the month is included in the index before removing the bond from future portfolios.

Over 1926-1968 the total returns were calculated by summing the capital appreciation returns and the income returns. For the period 1946-1968, Ibbotson and Sinquefield backdated the Salomon Brothers' index, using Salomon Brothers' monthly yield data with a methodology similar to that used by Salomon for 1969-1991. Capital appreciation returns were calculated from yields assuming (at the beginning of each monthly holding period) a 20-year maturity, a bond price equal to par, and a coupon equal to the beginning-of-period yield. For the period 1926-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a 20-year maturity. The conventional present-value formula for bond price for the beginning and end-of-month prices was used. (This formula is presented in Ross, Stephen A., and Randolph W. Westerfield, Corporate Finance, Times Mirror/Mosby, St. Louis, 1990, p. 97 ["Level-Coupon Bonds"].) The monthly income return was assumed to be one-twelfth the coupon.

U.S. (30 DAY) TREASURY BILLS

For the U.S. Treasury bill index, data from The Wall Street Journal are used for 1977-1991; the CRSP U.S. Government Bond File is the source until 1976. Each month a one-bill portfolio containing the shortest-term bill having not less than one month to maturity is constructed. (The bill's original term to maturity is not relevant.) To measure holding period returns for the one-bill portfolio, the bill is priced as of the last trading day of the previous month-end and as of the last trading day of the current month.

NAREIT-EQUITY INDEX

All of the data is based upon the last closing price of the month for all tax-qualified REITs listed on the NYSE, AMSE and the NASDAQ. The data is market-value-weighted. Prior to 1987 REITs were added to the index the January following their listing. Since 1987 Newly formed or listed REITs are added to the total shares outstanding figure in the month that the shares are issued. Only common shares issued by the REIT are included in the index. The total return calculation is based upon the weighing at the beginning of the period. Only those REITs listed for the entire period are used in the total return calculation. Dividends are included in the month based upon their payment date. There is no smoothing of income. Liquidating dividends, whether full or partial, are treated as income.

RUSSELL 2000 SMALL STOCK INDEX

              Index of the 2,000 smallest stocks in the Russell 3000 Index (TM); the smallest company has a market capitalization of approximately $13 million. The Russell 30000 is comprised of the 3,000 largest US companies as determined by market capitalization representing approximately 98% of the US equity market. The largest company in the index has a market capitalization of $67 billion. The Russell Indexes (TM) are reconstituted annually as of June 1st, based on May 31 market capitalization rankings.

WILSHIRE REAL ESTATE SECURITIES INDEX

             The   Wilshire   Real   Estate   Securities   Index   is  a  market
capitalization-weighted index which measures the performance of more than 85 securities.

The index contains performance data on five major categories of property; office, retail, industrial, apartment and miscellaneous. Additionally, the Index has real estate portfolio encumbered by 16% third party mortgages. The companies in the WRESEC are 79% equity and hybrid REIT's and 21% real estate operating companies. The capitalization is 47% NYSE, 33% AMEX and 20% OTC."

STANDARD & POOR'S MIDCAP 400 INDEX

The Standard and Poor's MidCap 400 Index is a market-value-weighted index. The performance data for the MidCap 400 Index were calculated by taking the stocks presently in the MidCap 400 Index and tracking them backwards in time as long as there were prices reported. No attempt was made to determine what stocks "might have been" in the MidCap 400 Index five or ten years ago had it existed. Dividends are reinvested on a monthly basis prior to June 30, 1991, and are reinvested daily thereafter.

The S&P MidCap 400 Index and the S&P 500 together represent approximately 85% of the total market capitalization of stocks traded in the United States.

BANK SAVINGS ACCOUNT

Data sources include the U.S. League of Savings Institutions Sourcebook; average annual yield on savings deposits in FSLIC [FDIC] insured savings institutions for the years 1963-1987 and The Wall Street Journal for the years 1988-1994.




Source: Ibbotson Associates

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value
Dec 1928   43.61       55.38       39.69       -0.97         N/A      N/A
Dec 1929   -8.42      -13.64      -51.36        0.20         N/A      N/A
Dec 1930  -24.90      -30.22      -38.15       -6.03         N/A      N/A
Dec 1931  -43.34      -49.03      -49.75       -9.52         N/A      N/A
Dec 1932   -8.19      -16.88       -5.39      -10.30         N/A      N/A
Dec 1933   53.99       73.71      142.87        0.51         N/A      N/A
Dec 1934   -1.44        8.07       24.22        2.03         N/A      N/A
Dec 1935   47.67       43.77       40.19        2.99         N/A      N/A
Dec 1936   33.92       30.23       64.80        1.21         N/A      N/A
Dec 1937  -35.03      -28.88      -58.01        3.10         N/A      N/A
Dec 1938   31.12       33.16       32.80       -2.78         N/A      N/A
Dec 1939   -0.41        1.31        0.35       -0.48         N/A      N/A
Dec 1940   -9.78       -7.96       -5.16        0.96         N/A      N/A
Dec 1941  -11.59       -9.88       -9.00        9.72         N/A      N/A
Dec 1942   20.34       14.12       44.51        9.29         N/A      N/A
Dec 1943   25.90       19.06       88.37        3.16         N/A      N/A
Dec 1944   19.75       17.19       53.72        2.11         N/A      N/A
Dec 1945   36.44       31.60       73.61        2.25         N/A      N/A
Dec 1946   -8.07       -4.40      -11.63       18.16         N/A      N/A
Dec 1947    5.71        7.61        0.92        9.01         N/A      N/A
Dec 1948    5.50        4.27       -2.11        2.71         N/A      N/A
Dec 1949   18.79       20.92       19.75       -1.80         N/A      N/A
Dec 1950   31.71       26.40       38.75        5.79         N/A      N/A
Dec 1951   24.02       21.77        7.80        5.87         N/A      N/A
Dec 1952   18.37       14.58        3.03        0.88         N/A      N/A
Dec 1953   -0.99        2.02       -6.49        0.62         N/A      N/A
Dec 1954   52.62       51.25       60.58       -0.50         N/A      N/A
Dec 1955   31.56       26.58       20.44        0.37         N/A      N/A
Dec 1956    6.56        7.10        4.28        2.86         N/A      N/A
Dec 1957  -10.78       -8.63      -14.57        3.02         N/A      N/A
Dec 1958   43.36       39.31       64.89        1.76         N/A      N/A
Dec 1959   11.96       20.21       16.40        1.50         N/A      N/A
Dec 1960    0.47       -6.14       -3.29        1.48         N/A      N/A
Dec 1961   26.89       22.60       32.09        0.67         N/A      N/A
Dec 1962   -8.73       -7.43      -11.90        1.22         N/A      N/A
Dec 1963   22.80       20.83       23.57        1.65         N/A      N/A
Dec 1964   16.48       18.85       23.52        1.19         N/A      N/A
Dec 1965   12.45       14.39       41.75        1.92         N/A      N/A
Dec 1966  -10.06      -15.78       -7.01        3.35         N/A      N/A
Dec 1967   23.98       19.16       83.57        3.04         N/A      N/A
Dec 1968   11.06        7.93       35.97        4.72         N/A      N/A

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


          S&P 500       Dow      U.S. Small                  S&P/     S&P/
                       Jones       Stock         U.S.       BARRA    BARRA
                    Industrials    Index      Inflation    Growth    Value

Dec 1969   -8.50      -11.78      -25.05        6.11        N/A      N/A
Dec 1970    4.01        9.21      -17.43        5.49        N/A      N/A
Dec 1971   14.31        9.83       16.50        3.36        N/A      N/A
Dec 1972   18.98       18.48        4.43        3.41        N/A      N/A
Dec 1973  -14.66      -13.28      -30.90        8.80        N/A      N/A
Dec 1974  -26.47      -23.58      -19.95       12.20        N/A      N/A
Dec 1975   37.20       44.75       52.82        7.01       31.72    43.38
Dec 1976   23.84       22.82       57.38        4.81       13.84    34.93
Dec 1977   -7.18      -12.84       25.38        6.77      -11.82    -2.57
Dec 1978    6.56        2.79       23.46        9.03        6.78     6.16
Dec 1979   18.44       10.55       43.46       13.31       15.72    21.16
Dec 1980   32.42       22.17       39.88       12.40       39.40    23.59
Dec 1981   -4.91       -3.57       13.88        8.94       -9.81     0.02
Dec 1982   21.41       27.11       28.01        3.87       22.03    21.04
Dec 1983   22.51       25.97       39.67        3.80       16.24    28.89
Dec 1984    6.27        1.31       -6.67        3.95        2.33    10.52
Dec 1985   32.16       33.55       24.66        3.77       33.31    29.68
Dec 1986   18.47       27.10        6.85        1.13       14.50    21.67
Dec 1987    5.23        5.48       -9.30        4.41        6.50     3.68
Dec 1988   16.81       16.14       22.87        4.42       11.95    21.67
Dec 1989   31.49       32.19       10.18        4.65       36.40    26.13
Dec 1990   -3.17       -0.56      -21.56        6.11        0.20    -6.85
Dec 1991   30.55       24.19       44.63        3.06       38.37    22.56
Dec 1992    7.67        7.41       23.35        2.90        5.07    10.53
Dec 1993    9.99       16.94       20.98        2.75        1.68    18.60
Dec 1994    1.31        5.06        3.11        2.78        3.13    -0.64
Dec 1995   37.43       36.84       34.46        2.74       38.13    36.99

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT



                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill

Dec 1925     N/A              N/A           N/A       N/A      N/A      N/A
Dec 1926     7.77             5.38          N/A       N/A      7.37     3.27
Dec 1927     8.93             4.52          N/A       N/A      7.44     3.12
Dec 1928     0.1              0.92          N/A       N/A      2.84     3.56
Dec 1929     3.42             6.01          N/A       N/A      3.27     4.75
Dec 1930     4.66             6.72          N/A       N/A      7.98     2.41
Dec 1931    -5.31            -2.32          N/A       N/A      -1.85    1.07
Dec 1932    16.84             8.81          N/A       N/A      10.82    0.96
Dec 1933    -0.07             1.83          N/A       N/A      10.38    0.30
Dec 1934    10.03             9.00          N/A       N/A      13.84    0.16
Dec 1935     4.98             7.01          N/A       N/A      9.61     0.17
Dec 1936     7.52             3.06          N/A       N/A      6.74     0.18
Dec 1937     0.23             1.56          N/A       N/A      2.75     0.31
Dec 1938     5.53             6.23          N/A       N/A      6.13    -0.02
Dec 1939     5.94             4.52          N/A       N/A      3.97     0.02
Dec 1940     6.09             2.96          N/A       N/A      3.39     0.00
Dec 1941     0.93             0.50          N/A       N/A      2.73     0.06
Dec 1942     3.22             1.94          N/A       N/A      2.60     0.27
Dec 1943     2.08             2.81          N/A       N/A      2.83     0.35
Dec 1944     2.81             1.80          N/A       N/A      4.73     0.33
Dec 1945    10.73             2.22          N/A       N/A      4.08     0.33
Dec 1946    -0.10             1.00          N/A       N/A      1.72     0.35
Dec 1947    -2.62             0.91          N/A       N/A     -2.34     0.50
Dec 1948     3.40             1.85          N/A       N/A      4.14     0.81
Dec 1949     6.45             2.32          N/A       N/A      3.31     1.10
Dec 1950     0.06             0.70          N/A       N/A      2.12     1.20
Dec 1951    -3.93             0.36          N/A       N/A     -2.69     1.49
Dec 1952     1.16             1.63          N/A       N/A      3.52     1.66
Dec 1953     3.64             3.23          N/A       N/A      3.41     1.82
Dec 1954     7.19             2.68          N/A       N/A      5.39     0.86
Dec 1955    -1.29            -0.65          N/A       N/A      0.48     1.57
Dec 1956    -5.59            -0.42          N/A       N/A     -6.81     2.46
Dec 1957     7.46             7.84          N/A       N/A      8.71     3.14
Dec 1958    -6.09            -1.29          N/A       N/A     -2.22     1.54
Dec 1959    -2.26            -0.39          N/A       N/A     -0.97     2.95
Dec 1960    13.78            11.76          N/A       N/A      9.07     2.66
Dec 1961     0.97             1.85          N/A       N/A      4.82     2.13
Dec 1962     6.89             5.56          N/A       N/A      7.95     2.73
Dec 1963     1.21             1.64          N/A       N/A      2.19     3.12
Dec 1964     3.51             4.04          N/A      4.18      4.77     3.54
Dec 1965     0.71             1.02          N/A      4.68     -0.46     3.93

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                         Intermediate      MSCI               Long-
          Long-Term       -Term U.S.       EAFE        6     Term U.S.    U.S.
          U.S. Gov't      Government     - Net of    MONTH   Corporate  (30 Day)
            Bonds           Bonds          Taxes      CDs      Bonds    T- Bill

Dec 1966     3.65           4.69            N/A       5.75     0.20       4.76
Dec 1967    -9.18           1.01            N/A       5.48    -4.95       4.21
Dec 1968    -0.26           4.54            N/A       6.44     2.57       5.21
Dec 1969    -5.07          -0.74            N/A       8.71    -8.09       6.58
Dec 1970    12.11          16.86          -11.66      7.06    18.37       6.52
Dec 1971    13.23           8.72           29.59      5.36    11.01       4.39
Dec 1972     5.69           5.16           36.35      5.38     7.26       3.84
Dec 1973    -1.11           4.61          -14.92      8.60     1.14       6.93
Dec 1974     4.35           5.69          -23.16     10.20    -3.06       8.00
Dec 1975     9.20           7.83           35.39      6.51    14.64       5.80
Dec 1976    16.75          12.87            2.54      5.22    18.65       5.08
Dec 1977    -0.69           1.41           18.06      6.12     1.71       5.12
Dec 1978    -1.18           3.49           32.62     10.21    -0.07       7.18
Dec 1979    -1.23           4.09            4.75     11.90    -4.18      10.38
Dec 1980    -3.95           3.91           22.58     12.33    -2.76      11.24
Dec 1981     1.86           9.45           -2.28     15.50    -1.24      14.71
Dec 1982    40.36          29.1            -1.86     12.18    42.56      10.54
Dec 1983     0.65           7.41           23.69      9.65     6.26       8.80
Dec 1984    15.48          14.02            7.38     10.65    16.86       9.85
Dec 1985    30.97          20.33           56.16      7.82    30.09       7.72
Dec 1986    24.53          15.14           69.44      6.30    19.85       6.16
Dec 1987    -2.71           2.90           24.63      6.58    -0.27       5.47
Dec 1988     9.67           6.10           28.27      8.15    10.70       6.35
Dec 1989    18.11          13.29           10.54      8.27    16.23       8.37
Dec 1990     6.18           9.73          -23.45      7.85     6.78       7.81
Dec 1991    19.3           15.46           12.13      4.95    19.89       5.60
Dec 1992     8.05           7.19          -12.17      3.27     9.39       3.51
Dec 1993    18.24          11.24           32.56      2.88    13.19       2.90
Dec 1994    -7.77          -5.14            7.78      5.40    -5.76       3.90
Dec 1995    31.67          16.8            11.21      5.21    26.39       5.60

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT

                                           S & P    Bank
             NAREIT -  Russell  Wilshire   Midcap  Savings
             Equity     2000  Real Estate   400    Account

Dec 1925        N/A      N/A      N/A     N/A      N/A
Dec 1926        N/A      N/A      N/A     N/A      N/A
Dec 1927        N/A      N/A      N/A     N/A      N/A
Dec 1928        N/A      N/A      N/A     N/A      N/A
Dec 1929        N/A      N/A      N/A     N/A      N/A
Dec 1930        N/A      N/A      N/A     N/A      5.30
Dec 1931        N/A      N/A      N/A     N/A      5.10
Dec 1932        N/A      N/A      N/A     N/A      4.10
Dec 1933        N/A      N/A      N/A     N/A      3.40
Dec 1934        N/A      N/A      N/A     N/A      3.50
Dec 1935        N/A      N/A      N/A     N/A      3.10
Dec 1936        N/A      N/A      N/A     N/A      3.20
Dec 1937        N/A      N/A      N/A     N/A      3.50
Dec 1938        N/A      N/A      N/A     N/A      3.50
Dec 1939        N/A      N/A      N/A     N/A      3.40
Dec 1940        N/A      N/A      N/A     N/A      3.30
Dec 1941        N/A      N/A      N/A     N/A      3.10
Dec 1942        N/A      N/A      N/A     N/A      3.00
Dec 1943        N/A      N/A      N/A     N/A      2.90
Dec 1944        N/A      N/A      N/A     N/A      2.80
Dec 1945        N/A      N/A      N/A     N/A      2.50
Dec 1946        N/A      N/A      N/A     N/A      2.20
Dec 1947        N/A      N/A      N/A     N/A      2.30
Dec 1948        N/A      N/A      N/A     N/A      2.30
Dec 1949        N/A      N/A      N/A     N/A      2.40
Dec 1950        N/A      N/A      N/A     N/A      2.50
Dec 1951        N/A      N/A      N/A     N/A      2.60
Dec 1952        N/A      N/A      N/A     N/A      2.70
Dec 1953        N/A      N/A      N/A     N/A      2.80
Dec 1954        N/A      N/A      N/A     N/A      2.90
Dec 1955        N/A      N/A      N/A     N/A      2.90
Dec 1956        N/A      N/A      N/A     N/A      3.00
Dec 1957        N/A      N/A      N/A     N/A      3.30
Dec 1958        N/A      N/A      N/A     N/A      3.38
Dec 1959        N/A      N/A      N/A     N/A      3.53
Dec 1960        N/A      N/A      N/A     N/A      3.86
Dec 1961        N/A      N/A      N/A     N/A      3.90
Dec 1962        N/A      N/A      N/A     N/A      4.08
Dec 1963        N/A      N/A      N/A     N/A      4.17
Dec 1964        N/A      N/A      N/A     N/A      4.19
Dec 1965        N/A      N/A      N/A     N/A      4.23
Dec 1966        N/A      N/A      N/A     N/A      4.45
Dec 1967        N/A      N/A      N/A     N/A      4.67
Dec 1968        N/A      N/A      N/A     N/A      4.68
Dec 1969        N/A      N/A      N/A     N/A      4.80

                  PERFORMANCE STATISTICS - TOTAL RETURN PERCENT


                                           S & P    Bank
             NAREIT -  Russell  Wilshire   Midcap  Savings
             Equity     2000  Real Estate   400    Account
          Bank Savings Account

Dec 1970        N/A      N/A      N/A     N/A      5.14
Dec 1971        N/A      N/A      N/A     N/A      5.30
Dec 1972        8.01     N/A      N/A     N/A      5.37
Dec 1973       -15.52    N/A      N/A     N/A      5.51
Dec 1974       -21.40    N/A      N/A     N/A      5.96
Dec 1975        19.30    N/A      N/A     N/A      6.21
Dec 1976        47.59    N/A      N/A     N/A      6.23
Dec 1977        22.42    N/A      N/A     N/A      6.39
Dec 1978        10.34    N/A      13.04   N/A      6.56
Dec 1979        35.86    43.09    70.81   N/A      7.29
Dec 1980        24.37    38.58    22.08   N/A      8.78
Dec 1981         6.00     2.03     7.18   N/A     10.71
Dec 1982        21.60    24.95    24.47   22.68   11.19
Dec 1983        30.64    29.13    27.61   26.10    9.71
Dec 1984        20.93    -7.30    20.64    1.18    9.92
Dec 1985        19.10    31.05    22.20   35.58    9.02
Dec 1986        19.16     5.68    20.30   16.21    7.84
Dec 1987        -3.64    -8.77    -7.86   -2.03    6.92
Dec 1988        13.49    24.89    24.18   20.87    7.20
Dec 1989         8.84    16.24     2.37   35.54    7.91
Dec 1990       -15.35   -19.51   -33.46   -5.12    7.80
Dec 1991        35.7     46.05    20.03    50.1    4.61
Dec 1992        14.59    18.41     7.36    11.91   2.89
Dec 1993        19.65    18.91    15.24    13.96   2.73
Dec 1994         3.17    -1.82     1.64    -3.57   4.96
Dec 1995        15.27    28.44    13.65    30.94   5.24

Source:  Ibbotson Associates

                              Pioneer Europe Fund A

                                              Sales
            Initial            Offering      Charge     Shares Purchased  Net Asset Value Per       Initial Net
   Date     Investment           Price       Included                            Share              Asset Value

  4/2/91     $10,000            $15.92        5.75%          628.141             $15.00               $9,425

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)

             From Investment    From Cap. Gains       From Dividends Reinvested
   Date                            Reinvested                                               Total Value
   ----                            ----------                                               -----------
 12/31/91         $9,774               $0                         $0                           $9,774
 12/31/92         $9,253              $113                       $84                           $9,450
 12/31/93         $11,237             $309                       $274                         $11,820
 12/31/94         $10,986            $1,244                      $304                         $12,534
 12/31/95         $12,431            $2,452                      $344                         $15,227


                             Pioneer Europe Fund B *

                                              Sales
            Initial            Offering      Charge     Shares Purchased  Net Asset Value Per       Initial Net
   Date     Investment           Price       Included                            Share              Asset Value

   4/4/94    $10,000           $17.96         0.00%          556.793             $17.96               $10,000

                                 Value of Shares
                    (Dividends and Capital Gains Reinvested)

                  From       From Cap. Gains    From Dividends
    Date       Investment      Reinvested         Reinvested       Total Value
    ----       -----------     ----------         ----------       -----------
  12/31/94       $9,661           $793                $38            $10,492
  12/31/95       $10,852         $1,772               $43            $12,267


*Does not reflect  the effect of the  contingent deferred sales charge.

         Past performance does not guarantee future results. Return and share price fluctuate and your shares when redeemed may be worth more or less than your original purchase.

                                   APPENDIX B

         The Pioneer family of mutual funds was established in 1928 with the creation of Pioneer Fund. Pioneer is one of the oldest, most respected and successful money managers in the United States.

         As of December 31, 1995, PMC employed a professional investment staff of 44, with a combined average of 15 years' experience in the financial services industry.

         At December 31, 1995, there were 637,060 non-retirement shareholder accounts and 345,309 retirement shareholder accounts in the Pioneer's funds. Total assets for all Pioneer Funds at December 31, 1995 were $12,764,708,124 representing 982,369 shareholder accounts.

                                    FORM N-1A

                               PIONEER EUROPE FUND

                            PART C. OTHER INFORMATION

Item 24.  Financial Statements and Exhibits

              (a)     Financial Statements:


                      The financial statements of the Registrant are incorporated by reference from the Annual Report to Shareholders for the fiscal year ended October 31, 1995 (filed with the Securities and Exchange Commission on December 27, 1995, Accession No. 0000866707-95-000016.


              (b)     Exhibits:


                      1.1.       Amended and Restated Declaration of Trust+

                      1.2.       Establishment and Designation of Classes+

                      2.         Amended and Restated By-Laws+


                      3.         None

                      4.         None

                      5.         Management   Contract   dated  April  30,  1994
                                 between   the    Registrant    and   Pioneering
                                 Management Corporation+


                      6.1.       Underwriting  Agreement  dated  October 9, 1990
                                 between  the   Registrant   and  Pioneer  Funds
                                 Distributor, Inc.+

                      6.2.       Form of Dealer Sales Agreement+

                      7.         None

                      8.         Custodian  Agreement  dated  January  14,  1992
                                 between  the   Registrant  and  Brown  Brothers
                                 Harriman & Co.+

                      9.         Investment   Company  Service  Agreement  dated
                                 April  2,  1991  between  the   Registrant  and
                                 Pioneering Services Corporation+

                      10.        None

                      11.        Consent of Arthur Andersen LLP+


                      12.        None

                      13.        Stock Purchase Agreement+


                      14.        None

                      15.1       Distribution Plan*


                      15.2       Distribution Plan relating to Class B shares+

                      15.3       Distribution Plan relating to Class C shares+


                      16.        Description of Average Annual Total Return**


                      17.        Financial Data Schedule+

                      18.1 Multiple Class Plan pursuant to Rule 18f-3 relating to Class A and Class B shares+

                      18.2 Multiple Class Plan pursuant to Rule 18f-3 relating to Class A, Class B and Class C shares+

                      19.        Powers of Attorney.*


-----------------------

     + Filed herewith.

     * Incorporated by reference from the Registrant's Registration Statement on Form N-1A (File Nos. 33-36265 and 811-6151) (the "Registration Statement") as filed with the Securities and Exchange Commission (the "SEC") on August 8, 1990.

     ** Incorporated by reference from the Registrant's Post-Effective Amendment No. 1 to the Registration Statement as filed with the SEC on February 6, 1992.

Item 25.      Persons Controlled By or Under
              Common Control With Registrant


     The Pioneer Group, Inc., a Delaware corporation ("PGI"), owns 100% of the outstanding capital stock of Pioneering Management Corporation, a Delaware corporation ("PMC"), Pioneering Services Corporation ("PSC"), Pioneer Capital Corporation ("PCC"), Pioneer Fonds Marketing GmbH ("GmbH"), Pioneer SBIC Corp. ("SBIC"), Pioneer Associates, Inc., Pioneer International Corporation, Pioneer Plans Corporation ("PPC"), Pioneer Goldfields Limited ("PGL"), and Pioneer Investments Corporation ("PIC"), all Massachusetts corporations. PMC owns 100% of the outstanding capital stock of Pioneer Funds Distributor, Inc. ("PFD"), a Massachusetts corporation. PGI also owns 100% of the outstanding capital stock of Pioneer Metals and Technology, Inc. ("PMT"), a Delaware corporation, and Pioneer First Polish Trust Fund Joint Stock Company ("First Polish"), a Polish corporation. PGI owns 90% of the outstanding shares of Teberebie Goldfields Limited ("TGL"). Pioneer Fund, Pioneer II, Pioneer Bond Fund, Pioneer Intermediate Tax-Free Fund, Pioneer Growth Trust, Pioneer International Growth Fund, Pioneer Short-Term Income Trust, Pioneer Tax-Free State Series Trust, Pioneer America Income Trust and the Registrant (each of the foregoing, a Massachusetts business trust), and Pioneer Interest Shares, Inc. (a Nebraska corporation) and Pioneer Growth Shares, Pioneer Income Fund, Pioneer India Fund, Pioneer Tax-Free Income Fund, Pioneer Emerging Markets Fund, Pioneer Mid-Cap Fund, Pioneer Money Market Trust, Pioneer Real Estate Shares, Pioneer Small Company Fund and Pioneer Variable Contracts Trust (each of the foregoing, a Delaware business trust) are all parties to management contracts with PMC. PCC owns 100% of the outstanding capital stock of SBIC. SBIC is the sole general partner of Pioneer Ventures Limited Partnership, a Massachusetts limited partnership. John F. Cogan, Jr. owns approximately 15% of the outstanding shares of PGI. Mr. Cogan is Chairman of the Board, President and Trustee of the Registrant and of each of the Pioneer mutual funds; Director and President of PGI; President and Director of PPC, PIC, Pioneer International Corporation and PMT; Director of PCC and PSC; Chairman of the Board and Director of PMC, PFD and TGL; Chairman, President and Director of PGL; Chairman of the Supervisory Board of GmbH; Chairman and Member of Supervisory Board of First Polish; and Chairman and Partner, Hale and Dorr.


Item 26.      Number of Holders of Securities


              The following table sets forth the approximate number of record holders of each class of securities of the Registrant as of February 1, 1996:

                              Class A     Class B     Class C
Number of Record Holders:      7,688       1,032         1



Item 27.      Indemnification

              Except for the Declaration of Trust dated June 22, 1990, and amended and restated on October 13, 1992 (the "Declaration of Trust"), establishing the Registrant as a Trust under Massachusetts law, there is no contract, arrangement or statute under which any director, officer, underwriter or affiliated person of the Registrant is insured or indemnified. The Declaration of Trust provides that no Trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

              Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment of the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.      Business and Other Connections of Investment Adviser

              All of the information required by this item is set forth in the Form ADV, as amended, of the Registrant's investment advisor, Pioneering Management Corporation. The following sections of such Form ADV are incorporated herein by reference:

              (a)     Items 1 and 2 of Part 2;

              (b)     Section IV, Business Background, of each Schedule D.

Item 29.      Principal Underwriter

              (a)     See Item 25 above.

              (b)     Directors and Officers of PFD:


                        Positions and Offices        Positions and Offices
Name                    with Underwriter             with Registrant


John F. Cogan, Jr.      Director and Chairman        Chairman of the Board,
                                                     Chief Executive
                                                     Officer and Trustee


Robert L. Butler        Director and President       None

David D. Tripple        Director                     Executive Vice
                                                     President and Trustee

Steven M. Graziano      Senior Vice President        None

Stephen W. Long         Senior Vice President        None

John W. Drachman        Vice President               None

Barry G. Knight         Vice President               None

William A. Misata       Vice President               None

Anne W. Patenaude       Vice President               None

Elizabeth B. Rice       Vice President               None

Gail A. Smyth           Vice President               None

Constance D. Spiros     Vice President               None

Marcy Supovitz          Vice President               None


Steven R. Berke         Assistant                    None
                         Vice President

Mary Sue Hoban          Assistant                    None
                         Vice President


William H. Keough       Treasurer                    Treasurer

Roy P. Rossi            Assistant Treasurer          None

Joseph P. Barri         Clerk                        Secretary


Robert P. Nault         Assistant Clerk              Assistant Secretary

Mary Kleeman            Vice President               None

              (c) Not applicable.

Item 30.      Location of Accounts and Records

              The accounts and records are maintained at the Registrant's office at 60 State Street, Boston, Massachusetts; contact the Treasurer.

Item 31.      Management Services

              The Registrant is not a party to any management-related service contract, except as described in the Prospectus and Statement of Additional Information.

Item 32.      Undertakings


              (a)     Not applicable.

              (b)     Not applicable.

              (c) The Registrant undertakes to deliver, or cause to be delivered with the Prospectus, to each person to whom the Prospectus is sent or given a copy of the Registrant's report to shareholders furnished pursuant to and meeting the requirements of Rule 30d-1 under the Investment Company Act of 1940 from which the specified information is incorporated by reference, unless such person currently holds securities of the Registrant and otherwise has received a copy of such report, in which case the Registrant shall state in the Prospectus that it will furnish, without charge, a copy of such report on request, and the name, address and telephone number of the person to whom such a request should be directed.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has caused this Post-Effective Amendment to the Registration Statement (the "Amendment") (which meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston and The Commonwealth of Massachusetts, on the 28th day of February, 1996.



                                                 PIONEER EUROPE FUND



                                                 /s/ John F. Cogan, Jr.___
                                                 John F. Cogan, Jr.
                                                 President



     Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

     Signature                                               Date

Principal Executive Officer:            )
                                        )
                                        )
John F. Cogan, Jr.*                     )
John F. Cogan, Jr., President           )
                                        )
                                        )
Principal Financial and                 )
Accounting Officer:                     )
                                        )
                                        )
William H. Keough*                      )
William H. Keough, Treasurer            )



                                        )
Trustees:                               )
                                        )
                                        )
                                        )
John F. Cogan, Jr.*                     )
John F. Cogan, Jr.                      )

Robert H. Egdahl, M.D.*                 )
Robert H. Egdahl, M.D.                  )
                                        )
                                        )
John W. Kendrick*                       )
John W. Kendrick                        )
                                        )
                                        )
Marguerite A. Piret*                    )
Marguerite A. Piret                     )
                                        )
                                        )
David D. Tripple*                       )
David D. Tripple                        )
                                        )
                                        )
Stephen K. West*                        )
Stephen K. West                         )
                                        )
                                        )
John Winthrop*                          )
John Winthrop                           )
                                        )
                                        )
Margaret B. W. Graham*                  )
Margaret B. W. Graham                   )




*By: /s/ Joseph P. Barri_                        February 28, 1996
     -------------------
     Joseph P. Barri,
     Attorney-in-Fact

                                  Exhibit Index


Exhibit
Number        Document Title


1.1.          Amended and Restated Declaration of Trust

1.2.          Establishment  and  Designation of Classes

2.            Amended and Restated By-Laws

5. Management Contract dated April 30, 1994 between the Registrant and Pioneering Management Corporation

6.1.          Underwriting   Agreement   dated   October  9,  1990  between  the
              Registrant and Pioneer Funds Distributor, Inc.

6.2.          Form of Dealer Sales Agreement

8. Custodian Agreement dated January 14, 1992 between the Registrant and Brown Brothers Harriman & Co.

9. Investment Company Service Agreement dated April 2, 1991 between the Registrant and Pioneering Services Corporation


11.           Consent of Arthur Andersen LLP


13.           Stock Purchase Agreement

15.2          Distribution Plan relating to Class B shares

15.3          Distribution Plan relating to Class C shares

17.           Financial Data Schedule

18.1 Multiple Class Plan pursuant to Rule 18f-3 relating to Class A and Class B shares

18.2 Multiple Class Plan pursuant to Rule 18f-3 relating to Class A, Class B and Class C shares